NOVEMBER 14, 2003                                               JPMCC 2003-CIBC7

--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                           ---------------------------

                                  $902,269,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                    Depositor

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-CIBC7

                           ---------------------------

                               JPMORGAN CHASE BANK
                                    CIBC INC.
                              Mortgage Loan Sellers




JPMORGAN                                                      CIBC WORLD MARKETS

RBS GREENWICH CAPITAL                                                   WACHOVIA

The analyses in this report are based upon information provided by JPMorgan Chase Bank and CIBC Inc. (the "Sellers"). J.P. Morgan Securities Inc., CIBC World Markets Corp., Greenwich Capital Markets, Inc., and Wachovia Capital Markets, LLC (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Preliminary Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Final Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Final Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

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                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:         J.P. Morgan Securities Inc. (Sole Bookrunner)
                          CIBC World Markets Corp.
CO-MANAGERS:              Greenwich Capital Markets, Inc.
                          Wachovia Capital Markets, LLC
MORTGAGE LOAN SELLERS:    JPMorgan Chase Bank (78.3%)
                          CIBC Inc. (21.7%)
MASTER SERVICER:          Midland Loan Services Inc.
SPECIAL SERVICER:         Midland Loan Services Inc.
TRUSTEE:                  LaSalle Bank National Association
PAYING AGENT:             JPMorgan Chase Bank
FISCAL AGENT:             ABN AMRO Bank N.V.
RATING AGENCIES:          Moody's Investors Service, Inc.
                          Standard & Poor's Ratings Services
PRICING DATE:             On or about November 25, 2003
CLOSING DATE:             On or about December 8, 2003
CUT-OFF DATE:             With respect to each mortgage loan, the related due
                          date of such mortgage loan in December 2003 or, such
                          other date in December 2003 specified in the
                          preliminary prospectus supplement.
DISTRIBUTION DATE:        12th of each month, or if the 12th day is not a
                          business day, on the next succeeding business day,
                          beginning in January 2004
PAYMENT DELAY:            11 days
TAX STATUS:               REMIC
ERISA CONSIDERATION:      Classes A-1, A-2, A-3, A-4, B, C, D & E
OPTIONAL TERMINATION:     1.0% (Clean-up Call)
MINIMUM DENOMINATIONS:    $10,000
SETTLEMENT TERMS:         DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                              All Mortgage Loans        Loan Group 1          Loan Group 2
--------------------------                              ------------------        ------------          ------------
INITIAL POOL BALANCE (IPB):                             $1,395,209,337            $1,005,166,139        $390,043,199
NUMBER OF MORTGAGED LOANS:                              185                       136                   49
NUMBER OF MORTGAGED PROPERTIES:                         212                       152                   60
AVERAGE CUT-OFF BALANCE PER LOAN:                       $7,541,672                $7,390,927            $7,960,065
AVERAGE CUT-OFF BALANCE PER PROPERTY:                   $6,581,176                $6,612,935            $6,500,720
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:            5.5778%                   5.6514%               5.3881%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                1.65x                     1.70x                 1.51x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):      66.0%                     64.5%                 70.0%
WEIGHTED AVERAGE MATURITY DATE LTV:                     56.8%                     54.9%                 61.9%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):   119                       118                   119
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS):   324                       331                   308
WEIGHTED AVERAGE SEASONING (MONTHS):                    2                         2                     2
10 LARGEST LOANS AS % OF IPB:                           38.9%                     33.5%                 52.6%
SINGLE TENANT PROPERTIES AS % OF IPB:                   10.4%                     14.5%                 NAP

                                     2 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

-------------------------------------------------------------------------------------------------------------------
                EXPECTED RATINGS      APPROXIMATE    CREDIT SUPPORT (%     EXPECTED WEIGHTED      EXPECTED PAYMENT
    CLASS        (MOODY'S/ S&P)       FACE AMOUNT     OF BALANCE)(2)      AVG. LIFE (YEARS)(3)        WINDOW(3)
-------------------------------------------------------------------------------------------------------------------
A-1                 Aaa/AAA           $71,500,000        14.000%                2.50                 01/04-05/08
A-2                 Aaa/AAA          $150,000,000        14.000%                5.85                 05/08-10/10
A-3                 Aaa/AAA          $198,337,000        14.000%                7.00                 10/10-07/11
A-4                 Aaa/AAA          $390,000,000        14.000%                9.67                 07/11-10/13
B                    Aa2/AA           $34,880,000        11.500%                9.95                 11/13-12/13
C                   Aa3/AA-           $13,952,000        10.500%               10.01                 12/13-12/13
D                     A2/A            $27,904,000         8.500%               10.11                 12/13-08/14
E                    A3/A-            $15,696,000         7.375%               11.35                 08/14-12/15
-------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES

-------------------------------------------------------------------------------------------------------------------
                EXPECTED RATINGS     APPROXIMATE      CREDIT SUPPORT (%    EXPECTED WEIGHTED     EXPECTED PAYMENT
    CLASS        (MOODY'S/ S&P)      FACE AMOUNT       OF BALANCE)(2)     AVG. LIFE (YEARS)(3)      WINDOW(3)
-------------------------------------------------------------------------------------------------------------------
X-1                 Aaa/AAA        $1,395,209,337(1)         N/A                 N/A                   N/A
X-2                 Aaa/AAA        $1,325,086,000(1)         N/A                 N/A                   N/A
A-1A                Aaa/AAA          $390,043,000        14.000%                 N/A                   N/A
F                  Baa1/BBB+          $17,440,000         6.125%                 N/A                   N/A
G                   Baa2/BBB          $10,464,000         5.375%                 N/A                   N/A
H                  Baa3/BBB-          $19,184,000         4.000%                 N/A                   N/A
J                   Ba1/BB+            $5,232,000         3.625%                 N/A                   N/A
K                    Ba2/BB            $5,233,000         3.250%                 N/A                   N/A
L                   Ba3/BB-            $8,720,000         2.625%                 N/A                   N/A
M                    B1/B+             $8,720,000         2.000%                 N/A                   N/A
N                     B2/B             $3,488,000         1.750%                 N/A                   N/A
P                    B3/B-             $3,488,000         1.500%                 N/A                   N/A
NR                   NR/NR            $20,928,337            N/A                 N/A                   N/A
FS-1                 A1/AA+            $8,000,000            N/A                 N/A                   N/A
FS-2                 A1/AA             $6,400,000            N/A                 N/A                   N/A
FS-3                 A2/AA             $3,800,000            N/A                 N/A                   N/A
FS-4                A2/BBB+            $6,700,000            N/A                 N/A                   N/A
FS-5                 A2/BBB            $8,600,000            N/A                 N/A                   N/A
FS-6                 A3/BBB            $4,500,000            N/A                 N/A                   N/A
FS-7                A3/BBB-           $11,500,000            N/A                 N/A                   N/A
FS-8               Baa1/BBB-          $17,000,000            N/A                 N/A                   N/A
FS-9               Baa2/BBB-          $18,500,000            N/A                 N/A                   N/A
-------------------------------------------------------------------------------------------------------------------

(1)   Notional Amount

(2) The credit support percentages set forth for Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates are represented in the aggregate.

(3) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average Life" in the preliminary prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

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                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o For the purposes of making distributions to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either "Loan Group 1" or "Loan Group 2"). Generally, principal distributions on the Class A-1, Class A-2, Class A-3, and Class A-4 certificates will be based on amounts available relating to Loan Group 1 and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o Interest payments will be made concurrently to Classes A-1, A-2, A-3, A-4, A-1A (pro-rata to Class A-1, A-2, A-3, and A-4, from Loan Group 1, and to Class A-1A from Loan Group 2, the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rates on the Class A-4, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and
     (iv) the rate described in clause (ii) above less a specified percentage.

o    All classes will accrue interest on a 30/360 basis.

o Generally, the Class A-1, A-2, A-3 and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of Class A-4 has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates though Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to Class A-1, A-2, A-3, A-4 and A-1A, pro-rata.

o Losses will be borne by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates (without regard to loan group).

o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Publicly Offered Certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G and H Certificates (will receive, with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4 and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates).

                   Group Principal Paid to Class   (Pass-Through Rate on Class - Discount Rate)
       YM Charge x ----------------------------- x --------------------------------------------
                    Group Total Principal Paid        (Mortgage Rate on Loan - Discount Rate)

o All prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.
--------------------------------------------------------------------------------

                                     4 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7




















                      [THIS PAGE INTENTIONALLY LEFT BLANK]



















                                     5 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF PRINCIPAL           NUMBER      PRINCIPAL     % OF      WA      WA UW
BALANCES                    OF LOANS      BALANCE      IPB       LTV     DSCR
--------------------------------------------------------------------------------
$1,143,917 - $2,999,999         63     $135,071,909    9.7%     64.3%    1.57x
$3,000,000 - $3,999,999         29       98,400,418    7.1      68.6%    1.54x
$4,000,000 - $4,999,999         20       88,687,805    6.4      73.9%    1.40x
$5,000,000 - $6,999,999         29      174,788,933   12.5      67.9%    1.69x
$7,000,000 - $9,999,999         15      125,861,983    9.0      67.8%    1.50x
$10,000,000 - $14,999,999       16      195,316,192   14.0      70.1%    1.59x
$15,000,000 - $24,999,999        6      124,620,867    8.9      71.6%    1.38x
$25,000,000 - $49,999,999        3      122,182,118    8.8      71.8%    1.47x
$50,000,000 - $155,000,000       4      330,279,112   23.7      55.6%    2.02x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        185   $1,395,209,337  100.0%     66.0%    1.65x
--------------------------------------------------------------------------------
AVERAGE PER LOAN:      $7,541,672
AVERAGE PER PROPERTY:  $6,581,176
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RANGE OF MORTGAGE         NUMBER     PRINCIPAL      %        WA      WA UW
INTEREST RATES           OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
4.2500% - 4.9999%           12     $232,468,597    16.7%    53.8%    2.07x
5.0000% - 5.4999%           40      399,658,869    28.6     61.2%    1.77x
5.5000% - 5.9999%           71      436,661,119    31.3     72.2%    1.53x
6.0000% - 6.4999%           48      240,826,203    17.3     74.1%    1.34x
6.5000% - 6.8000%           14       85,594,550     6.1     68.2%    1.44x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             185   $1,395,209,337   100.0%    66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------
WA MORTGAGE RATE:        5.5778%

--------------------------------------------------------------------------------
                    ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL TERM TO         NUMBER      PRINCIPAL       %         WA      WA UW
MATURITY                 OF LOANS     BALANCE      OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
60 - 84                     26      $439,990,442    31.5%     62.9%    1.79x
85 - 120                   118       726,665,908    52.1      69.5%    1.57x
121 - 240                   41       228,552,988    16.4      61.0%    1.62x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    185    $1,395,209,337   100.0%     66.0%    1.65x
--------------------------------------------------------------------------------
WA ORIGINAL
TERM TO MATURITY:          121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       NUMBER OF       PRINCIPAL      %         WA     WA UW
STATE                  PROPERTIES       BALANCE     OF IPB     LTV      DSCR
--------------------------------------------------------------------------------
NEVADA                      8        $172,367,221    12.4%     48.3%    2.16x
TEXAS                      32         165,790,799    11.9      72.7%    1.42x
FLORIDA                    23         156,601,833    11.2      68.9%    1.55x
CALIFORNIA                 29         118,116,583     8.5      67.5%    1.43x
NEW YORK                   18          88,540,549     6.3      58.7%    2.21x
MASSACHUSETTES              2          69,750,000     5.0      47.0%    2.32x
OTHER                     100         624,042,353    44.7      71.4%    1.48x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            212      $1,395,209,337   100.0%     66.0%    1.65x
AVERAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NUMBER     PRINCIPAL     %         WA      WA UW
UW DSCR                  OF LOANS     BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
1.18x                        1       $6,975,413    0.5%     58.1%    1.18x
1.20x - 1.29x               31      161,364,136   11.6      72.4%    1.25x
1.30x - 1.39x               41      266,466,012   19.1      75.7%    1.34x
1.40x - 1.49x               42      309,099,725   22.2      72.9%    1.44x
1.50x - 1.59x               22      152,665,082   10.9      68.6%    1.55x
1.60x - 1.69x               14      130,208,120    9.3      71.0%    1.65x
1.70x - 1.99x               19      102,420,701    7.3      59.5%    1.77x
2.00x - 2.99x               11      243,323,300   17.4      45.0%    2.28x
3.00x - 7.67x                4       22,686,849    1.6      26.3%    4.50x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             185   $1,395,209,337  100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF REMAINING        NUMBER     PRINCIPAL        %         WA     WA UW
TERMS TO MATURITY        OF LOANS     BALANCE       OF IPB      LTV    DSCR
--------------------------------------------------------------------------------
53 - 84                      26      $439,990,442    31.5%     62.9%   1.79x
85 - 120                    119       742,825,824    53.2      69.5%   1.57x
121 - 240                    40       212,393,072    15.2      60.4%   1.65x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     185    $1,395,209,337   100.0%     66.0%   1.65x
--------------------------------------------------------------------------------
WA REMAINING
TERM TO MATURITY/ARD:            119
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
               SUB
PROPERTY       PROPERTY                NUMBER OF          PRINCIPAL     % OF                     WA UW
TYPE           TYPE                   PROPERTIES           BALANCE       IPB          WA LTV     DSCR
------------------------------------------------------------------------------------------------------
RETAIL         ANCHORED                       33        $375,113,197     26.9%         61.6%    1.72x
               UNANCHORED                     34        $114,027,679      8.2%         70.5%    1.48x
               SUBTOTAL                       67        $489,140,875     35.1%         63.7%    1.66x
------------------------------------------------------------------------------------------------------
OFFICE         SUBURBAN                       35        $183,093,335     13.1%         70.6%    1.43x
               CBD                             9        $145,121,250     10.4%         57.7%    2.06x
               SUBTOTAL                       44        $328,214,585     23.5%         64.9%    1.71x
------------------------------------------------------------------------------------------------------
MULTIFAMILY    GARDEN                         47        $247,887,364     17.8%         70.1%    1.51x
               COOP                            2         $16,963,527      1.2%         27.9%    4.67x
               MID/HIGH RISE                   1          $1,897,387      0.1%         63.7%    1.20x
               SUBTOTAL                       50        $266,748,277     19.1%         67.4%    1.71x
------------------------------------------------------------------------------------------------------
MANUFACTURED   MANUFACTURED                   17        $155,222,834     11.1%         68.9%    1.55x
HOUSING        HOUSING
------------------------------------------------------------------------------------------------------
INDUSTRIAL     WAREHOUSE/DISTRIBUTION         16         $70,126,684      5.0%         68.2%    1.49x
               FLEX                            9         $57,326,865      4.1%         74.4%    1.51x
               SUBTOTAL                       25        $127,453,549      9.1%         71.0%    1.50x
------------------------------------------------------------------------------------------------------
SELF           SELF                            6         $14,960,091      1.1%         65.1%    1.39x
STORAGE        STORAGE
------------------------------------------------------------------------------------------------------
MIXED USE      OFFICE/RETAIL                   2         $10,173,998      0.7%         75.2%    1.36x
               INDUSTRIAL/OFFICE               1          $3,295,127      0.2%         64.6%    1.45x
               SUBTOTAL                        3         $13,469,125      1.0%         72.6%    1.38x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       212      $1,395,209,337    100.0%         66.0%    1.65x

------------------------------------------------------------------------------------------------------

                                    6 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ORIGINAL                NUMBER      PRINCIPAL        %       WA      WA UW
AMORTIZATION TERM       OF LOANS       BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
120 - 180                   9        $42,357,990    3.1%     54.9%    1.38x
181 - 240                  34        209,685,188   15.2      62.3%    1.54x
241 - 300                  45        200,971,075   14.5      70.6%    1.40x
301 - 330                   2         69,559,416    5.0      74.7%    1.46x
331 - 360                  94        860,235,667   62.2      65.6%    1.76x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            184     $1,382,809,337  100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------
WA ORIGINAL
AMORTIZATION TERM:        324
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER      PRINCIPAL     %         WA     WA UW
CUT-OFF LTV             OF LOANS       BALANCE   OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
9.8% - 49.9%                22      $289,739,968  20.8%    43.7%    2.40x
50.0% - 59.9%               16        94,516,613   6.8     55.0%    1.58x
60.0% - 64.9%               20       125,379,845   9.0     62.6%    1.53x
65.0% - 69.9%               21       120,843,970   8.7     67.8%    1.43x
70.0% - 74.9%               45       335,564,329  24.1     73.5%    1.48x
75.0% - 79.9%               61       429,164,612  30.8     78.2%    1.39x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             185    $1,395,209,337 100.0%    66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER      PRINCIPAL      %         WA      WA UW
AMORTIZED TYPES         OF LOANS       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
BALLOON LOANS(2)          113       $562,698,043   40.3%     69.8%    1.60x
PARTIAL INTEREST-ONLY       8        340,051,120   24.4      56.1%    1.97x
ARD LOANS                  27        297,369,421   21.3      73.7%    1.46x
FULLY AMORTIZING           36        182,690,753   13.1      60.2%    1.50x
INTEREST ONLY(3)            1         12,400,000    0.9      70.7%    1.87x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            185     $1,395,209,337  100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT OCCUPANCY      NUMBER OF     PRINCIPAL      %         WA     WA UW
RATES                 PROPERTIES       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
55.1 - 75.0                 1        $1,221,452     0.1%    49.9%    1.25x
75.1 - 85.0                11        42,167,763     3.0     68.8%    1.57x
85.1 - 90.0                23       131,257,372     9.4     71.3%    1.45x
90.1 - 95.0                43       315,997,001    22.6     66.8%    1.74x
95.1 - 100.0              134       904,565,750    64.8     64.9%    1.65x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            212    $1,395,209,337   100.0%    66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMAINING                NUMBER      PRINCIPAL       %         WA     WA UW
AMORTIZATION TERM       OF LOANS       BALANCE    OF IPB      LTV      DSCR
--------------------------------------------------------------------------------
115 - 180                   9        $42,357,990    3.1%     54.9%    1.38x
181 - 240                  34        209,685,188   15.2      62.3%    1.54x
241 - 300                  45        200,971,075   14.5      70.6%    1.40x
301 - 330                   2         69,559,416    5.0      74.7%    1.46x
331 - 360                  94        860,235,667   62.2      65.6%    1.76x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            184     $1,382,809,337  100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------
WA REMAINING
AMORTIZATION TERM:        323
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER      PRINCIPAL       %        WA      WA UW
MATURITY LTV            OF LOANS       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
7.1% - 29.9%                4       $13,207,413     1.1%     17.5%    5.49x
30.0% - 49.9%              27       367,053,766    30.3      51.1%    2.03x
50.0% - 59.9%              35       183,496,277    15.1      68.7%    1.46x
60.0% - 64.9%              36       208,808,566    17.2      74.7%    1.43x
65.0% - 69.9%              37       327,901,769    27.0      76.9%    1.45x
70.0% - 75.1%              10       112,050,794     9.2      77.8%    1.50x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            149    $1,212,518,584   100.0%     66.9%    1.67x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER
   YEAR                    OF        PRINCIPAL      %         WA      WA UW
BUILT/RENOVATED        PROPERTIES     BALANCE     OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
1946 - 1959                  6      $83,277,813     6.0%     59.1%    1.98x
1960 - 1969                  8       21,373,165     1.5      66.6%    1.50x
1970 - 1979                 23      100,258,058     7.2      69.5%    1.56x
1980 - 1989                 40      285,427,533    20.5      63.8%    1.75x
1990 - 1999                 54      282,495,503    20.2      70.1%    1.46x
2000 - 2003                 81      622,377,266    44.6      65.6%    1.67x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             212   $1,395,209,337   100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREPAYMENT               NUMBER      PRINCIPAL      %         WA      WA UW
PROTECTION              OF LOANS       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
DEFEASANCE                177     $1,366,122,220   97.9%     66.1%    1.65x
YIELD MAINTENANCE           8         29,087,118    2.1      65.1%    1.56x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            185     $1,395,209,337  100.0%     66.0%    1.65x
AVERAGE:
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) Excludes the mortgage loans with Anticipated Repayment Dates, mortgage loans that pay interest-only for a portion of their term and the mortgage loans that pay interest-only for the entire term.

(3) The mortgage loans provides for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(4)  Excludes fully amortizing mortgage loans.

                                     7 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF PRINCIPAL          NUMBER     PRINCIPAL       %         WA     WA UW
BALANCES                   OF LOANS     BALANCE     OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
$ 1,143,917 - $  2,999,999    48     $104,077,772    10.4%     64.4%    1.59x

$ 3,000,000 - $  3,999,999    22       74,156,456     7.4      68.0%    1.55x

$ 4,000,000 - $  4,999,999    13       58,067,320     5.8      73.3%    1.42x

$ 5,000,000 - $  6,999,999    22      131,399,645    13.1      67.7%    1.71x

$ 7,000,000 - $  9,999,999    11       89,669,586     8.9      71.9%    1.46x

$10,000,000 - $ 14,999,999    11      134,057,114    13.3      68.6%    1.62x

$15,000,000 - $ 24,999,999     5       99,920,867     9.9      69.6%    1.40x

$25,000,000 - $ 49,999,999     1       46,914,387     4.7      79.5%    1.32x

$50,000,000 - $155,000,000     3      266,902,992    26.6      51.0%    2.16x

--------------------------------------------------------------------------------
TOTAL/WEIGHTED               136   $1,005,166,139   100.0%     64.5%    1.70x
AVERAGE
--------------------------------------------------------------------------------
AVERAGE PER LOAN:      $7,390,927
AVERAGE PER PROPERTY:  $6,612,935
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF MORTGAGE        NUMBER       PRINCIPAL      %         WA     WA UW
INTEREST RATES           OF LOANS       BALANCE    OF IPB     LTV      DSCR
--------------------------------------------------------------------------------
4.4200% - 4.9999%            7       $178,848,881   17.8%     47.2%    2.23x
5.0000% - 5.4999%           22        195,427,592   19.4      57.3%    1.94x
5.5000% - 5.9999%           54        333,643,238   33.2      70.6%    1.58x
6.0000% - 6.4999%           39        211,651,878   21.1      74.7%    1.34x
6.5000% - 6.8000%           14         85,594,550    8.5      68.2%    1.44x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     136     $1,005,166,139  100.0%     64.5%    1.70x
--------------------------------------------------------------------------------
WA MORTGAGE
RATE:                     5.6514%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ORIGINAL TERM TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL TERM TO         NUMBER       PRINCIPAL      %         WA     WA UW
MATURITY                 OF LOANS       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
60 - 84                     16       $315,972,481   31.4%     59.8%    1.89x
85 - 120                    92        533,393,713   53.1      67.4%    1.63x
121 - 240                   28        155,799,944   15.5      64.1%    1.59x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    136     $1,005,166,139  100.0%     64.5%    1.70x
--------------------------------------------------------------------------------
WA ORIGINAL
TERM TO MATURITY:          120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       NUMBER OF     PRINCIPAL       %        WA       WA UW
STATE                  PROPERTIES    BALANCE       OF IPB     LTV       DSCR
--------------------------------------------------------------------------------
NEVADA                       8       $172,367,221   17.1%     48.3%    2.16x
CALIFORNIA                  24        107,821,626   10.7      69.3%    1.40x
FLORIDA                     18         85,764,524    8.5      71.2%    1.53x
TEXAS                       23         84,639,183    8.4      69.5%    1.43x
NEW YORK                    13         73,988,048    7.4      54.9%    2.38x
MASSACHUSETTES               2         69,750,000    6.9      47.0%    2.32x
VIRGINIA                     4         55,662,833    5.5      78.3%    1.32x
CONNECTICUT                  1         51,902,992    5.2      74.0%    1.67x
OTHER                       59        303,269,713   30.2      70.9%    1.45x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             152     $1,005,166,139  100.0%     64.5%    1.70x
AVERAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER       PRINCIPAL       %         WA      WA UW
UW DSCR                  OF LOANS       BALANCE    OF IPB       LTV     DSCR
--------------------------------------------------------------------------------
1.18x                        1         $6,975,413    0.7%     58.1%    1.18x
1.20x - 1.29x               26        123,354,337   12.3       71.2    1.24x
1.30x - 1.39x               29        216,261,302   21.5       75.7    1.34x
1.40x - 1.49x               29        188,105,698   18.7       71.2    1.44x
1.50x - 1.59x               14         44,750,761    4.5       68.6    1.54x
1.60x - 1.69x               12        114,724,652   11.4       70.8    1.65x
1.70x - 1.99x               13         54,960,999    5.5       64.0    1.80x
2.00x - 2.99x                8        233,346,128   23.2       45.3    2.28x
3.00x - 7.67x                4         22,686,849    2.3       26.3    4.50x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    136     $1,005,166,139  100.0%     64.5%    1.70x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF REMAINING        NUMBER      PRINCIPAL      %         WA      WA UW
TERMS TO MATURITY        OF LOANS       BALANCE    OF IPB      LTV     DSCR
--------------------------------------------------------------------------------
53 - 84                     16       $315,972,481   31.4%     59.8%    1.89x
85 - 120                    93        549,553,629   54.7      67.4%    1.62x
121 - 240                   27        139,640,028   13.9      63.5%    1.63x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    136     $1,005,166,139  100.0%     64.5%    1.70x
--------------------------------------------------------------------------------
WA REMAINING
TERM TO MATURITY/ARD:         118
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PROPERTY                                       NUMBER OF           PRINCIPAL      % OF                   WA UW
TYPE            SUB PROPERTY TYPE              PROPERTIES           BALANCE        IPB          WA LTV   DSCR
---------------------------------------------------------------------------------------------------------------
RETAIL          ANCHORED                            33           $375,113,197     37.3%         61.6%    1.72x
                UNANCHORED                          34           $114,027,679     11.3          70.5%    1.48x
                SUBTOTAL                            67           $489,140,875     48.7%         63.7%    1.66x
---------------------------------------------------------------------------------------------------------------
OFFICE          SUBURBAN                            35           $183,093,335     18.2          70.6%    1.43x
                CBD                                  9           $145,121,250     14.4%         57.7%    2.06x
                SUBTOTAL                            44           $328,214,585     32.7%         64.9%    1.71x
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL      WAREHOUSE/DISTRIBUTION              16            $70,126,684      7.0%         68.2%    1.49x
                FLEX                                 9            $57,326,865      5.7%         74.4%    1.51x
                SUBTOTAL                            25           $127,453,549     12.7%         71.0%    1.50x
---------------------------------------------------------------------------------------------------------------
MULTIFAMILY     COOP                                 2            $16,963,527      1.7%         27.9%    4.67x
                GARDEN                               2             $5,177,332      0.5%         58.4%    1.50x
                SUBTOTAL                             4            $22,140,860      2.2%         35.0%    3.93x
---------------------------------------------------------------------------------------------------------------
STORAGE         STORAGE                              6            $14,960,091      1.5%         65.1%    1.39x
---------------------------------------------------------------------------------------------------------------
MIXED USE       OFFICE/RETAIL                        2            $10,173,998      1.0%         75.2%    1.36x
                INDUSTRIAL/OFFICE                    1             $3,295,127      0.3%         64.6%    1.45x
                SUBTOTAL                             3            $13,469,125      1.3%         72.6%    1.38x
---------------------------------------------------------------------------------------------------------------
MANUFACTURED    MANUFACTURED HOUSING                 3             $9,787,054      1.0%         59.7%    2.07x
HOUSING
---------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED                                     152         $1,005,166,139    100.0%         64.5%    1.70x
AVERAGE
---------------------------------------------------------------------------------------------------------------

                                     8 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ORIGINAL                NUMBER     PRINCIPAL      %        WA      WA UW
AMORTIZATION TERM       OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
180 - 240                  29     $138,122,060    13.9%    65.3%    1.37x
241 - 300                  34      155,912,517    15.7     69.8%    1.40x
301 - 360                  72      698,731,562    70.4     63.1%    1.84x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            135     $992,766,139   100.0%    64.4%    1.70x
AVERAGE:
--------------------------------------------------------------------------------
WA ORIGINAL
AMORTIZATION TERM:        331
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER    PRINCIPAL      %        WA      WA UW
CUT-OFF LTV             OF LOANS    BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
9.8% - 49.9%               17   $ 276,487,465    27.5%    44.0%    2.41x
50.0% - 59.9%              11      53,044,294     5.3     56.6%    1.48x
60.0% - 64.9%              12      52,309,009     5.2     63.2%    1.51x
65.0% - 69.9%              18     100,808,282    10.0     67.6%    1.43x
70.0% - 74.9%              39     252,830,583    25.2     73.2%    1.49x
75.0% - 79.9%              39     269,686,506    26.8     78.1%    1.37x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            136  $1,005,166,139   100.0%    64.5%    1.70x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------
                         NUMBER     PRINCIPAL      %        WA      WA UW
AMORTIZED TYPES         OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
BALLOON LOANS(2)           86     $391,169,890    38.9%    69.0%    1.65x
PARTIAL INTEREST-ONLY       5      248,300,000    24.7     48.5%    2.17x
ARD LOANS                  21      234,644,101    23.3     73.2%    1.46x
FULLY AMORTIZING           23      118,652,148    11.8     65.0%    1.37x
INTEREST ONLY(3)            1       12,400,000     1.2     70.7%    1.87x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            136   $1,005,166,139   100.0%    64.5%    1.70x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT OCCUPANCY     NUMBER OF     PRINCIPAL      %        WA      WA UW
RATES                 PROPERTIES     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
55.1 - 75.0                 1       $1,221,452     0.1%    49.9%    1.25x
75.1 - 85.0                 8       31,027,067     3.1     66.8%    1.62x
85.1 - 90.0                18       95,870,887     9.5     71.9%    1.42x
90.1 - 95.0                28      236,870,480    23.6     64.2%    1.83x
95.1 - 100.0               97      640,176,253    63.7     63.4%    1.71x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            152   $1,005,166,139   100.0%    64.5%    1.70x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMAINING                NUMBER     PRINCIPAL      %        WA      WA UW
AMORTIZATION TERM       OF LOANS     BALANCE     OF IPB     LTV     DSCR
175 - 240                  29     $138,122,060    13.9%    65.3%    1.37x
241 - 300                  34      155,912,517    15.7     69.8%    1.40x
301 - 360                  72      698,731,562    70.4     63.1%    1.84x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            135     $992,766,139   100.0%    64.4%    1.70x
AVERAGE:
--------------------------------------------------------------------------------
WA REMAINING
AMORTIZATION TERM:           329
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      LTV RATIOS AS OF THE MATURITY DATE(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER     PRINCIPAL      %        WA      WA UW
MATURITY LTV            OF LOANS     BALANCE     OF IPB     LTV     DSCR
7.1% - 29.9%                4      $13,207,413     1.5%    17.5%    5.49x
30.0% - 49.9%              23      303,306,507    34.2     48.6%    2.13x
50.0% - 59.9%              30      160,462,852    18.1     69.0%    1.45x
60.0% - 64.9%              26      115,580,784    13.0     74.0%    1.43x
65.0% - 70.9%              30      293,956,435    33.2     76.7%    1.48x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            113     $886,513,991   100.0%    64.4%    1.75x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER
   YEAR                    OF       PRINCIPAL      %        WA       WA UW
BUILT/RENOVATED        PROPERTIES    BALANCE     OF IPB     LTV      DSCR
--------------------------------------------------------------------------------
1946 - 1959                 4      $22,966,259     2.3%    44.9%    3.08x
1960 - 1969                 4        4,699,000     0.5     70.7%    1.87x
1970 - 1979                14       50,827,207     5.1     65.3%    1.66x
1980 - 1989                20      149,677,538    14.9     59.0%    1.94x
1990 - 1999                40      237,529,561    23.6     70.2%    1.45x
2000 - 2003                70      539,466,574    53.7     64.3%    1.69x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            152   $1,005,166,139   100.0%    64.5%    1.70x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREPAYMENT               NUMBER     PRINCIPAL      %        WA      WA UW
PROTECTION              OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
DEFEASANCE                129     $977,976,407    97.3%    64.5%    1.71x
YIELD MAINTENANCE           7       27,189,731     2.7     65.2%    1.58x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            136   $1,005,166,139   100.0%    64.5%    1.70x
AVERAGE:
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) Excludes the mortgage loans with Anticipated Repayment Dates, mortgage loans that pay interest-only for a portion of their term and the mortgage loans that pay interest-only for the entire term.

(3) The mortgage loans provides for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(4)  Excludes fully amortizing mortgage loans.

                                     9 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF PRINCIPAL          NUMBER    PRINCIPAL      %       WA       WA UW
BALANCES                   OF LOANS    BALANCE     OF IPB    LTV      DSCR
--------------------------------------------------------------------------------
$ 1,179,351 - $ 2,999,999     15     $30,994,137     7.9%    64.1%    1.48x
$ 3,000,000 - $ 3,999,999      7      24,243,962     6.2     70.3%    1.51x
$ 4,000,000 - $ 4,999,999      7      30,620,485     7.9     75.0%    1.35x
$ 5,000,000 - $ 6,999,999      7      43,389,288    11.1     68.8%    1.64x
$ 7,000,000 - $ 9,999,999      4      36,192,397     9.3     57.7%    1.60x
$10,000,000 - $14,999,999      5      61,259,078    15.7     73.3%    1.54x
$15,000,000 - $24,999,999      1      24,700,000     6.3     79.9%    1.29x
$25,000,000 - $49,999,999      2      75,267,731    19.3     67.0%    1.56x
$50,000,000 - $63,376,120      1      63,376,120    16.2     74.8%    1.46x

--------------------------------------------------------------------------------
TOTAL/WEIGHTED                49    $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------
AVERAGE PER LOAN:       $7,960,065
AVERAGE PER PROPERTY:   $6,500,720
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF MORTGAGE          NUMBER    PRINCIPAL       %       WA      WA UW
INTEREST RATES            OF LOANS    BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
4.2500% - 4.9999%             5     $53,619,716    13.7%    75.8%    1.55x
5.0000% - 5.4999%            18     204,231,277    52.4     64.9%    1.60x
5.5000% - 5.9999%            17     103,017,881    26.4     77.3%    1.35x
6.0000% - 6.4000%             9      29,174,325     7.5     69.7%    1.35x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      49    $390,043,199   100.0%    70.0%    1.51x
--------------------------------------------------------------------------------
WA MORTGAGE
RATE:                      5.3881%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ORIGINAL TERM TO MATURITY IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL TERM TO           NUMBER     PRINCIPAL        %       WA       WA UW
MATURITY                  OF LOANS     BALANCE      OF IPB     LTV      DSCR
--------------------------------------------------------------------------------
60 - 84                       10    $124,017,960     31.8%     70.8%    1.55x
85 - 120                      26     193,272,195     49.6      75.4     1.42x
121 - 240                     13      72,753,043     18.7      54.2     1.69x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       49    $390,043,199    100.0%     70.0%    1.51x
--------------------------------------------------------------------------------
WA ORIGINAL
TERM TO MATURITY:            121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NUMBER OF    PRINCIPAL      %       WA       WA UW
STATE                  PROPERTIES     BALANCE    OF IPB     LTV       DSCR
--------------------------------------------------------------------------------
TEXAS                         9     $81,151,616    20.8%    76.0%    1.42x
FLORIDA                       5      70,837,309    18.2     66.2%    1.58x
KENTUCKY                     10      51,520,634    13.2     56.7%    1.69x
MICHIGAN                      3      30,856,353     7.9     74.8%    1.45x
COLORADO                      1      29,600,000     7.6     74.8%    1.46x
OTHER                        32     126,077,286    32.3     71.4%    1.48x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED               60     $390,043,199  100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NUMBER    PRINCIPAL      %        WA      WA UW
UW DSCR                   OF LOANS    BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
1.20x - 1.29x                 5     $38,009,798     9.7%    76.0%    1.28x
1.30x - 1.39x                12      50,204,711    12.9     75.6%    1.33x
1.40x - 1.49x                13     120,994,026    31.0     75.5%    1.44x
1.50x - 1.59x                 8     107,914,321    27.7     68.6%    1.56x
1.60x - 1.69x                 2      15,483,468     4.0     72.7%    1.62x
1.70x - 1.99x                 6      47,459,702    12.2     54.3%    1.73x
2.00x - 2.49x                 3       9,977,173     2.6     38.5%    2.38x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      49    $390,043,199   100.0%    70.0%    1.51x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF REMAINING         NUMBER     PRINCIPAL     %        WA      WA UW
TERMS TO MATURITY         OF LOANS     BALANCE    OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
55 - 84                      10     $124,017,960   31.8%    70.8%    1.55x
85 - 120                     26      193,272,195   49.6     75.4%    1.42x
121 - 238                    13       72,753,043   18.7     54.2%    1.69x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      49     $390,043,199  100.0%    70.0%    1.51x
--------------------------------------------------------------------------------
WA REMAINING
TERM TO MATURITY:                119
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PROPERTY                                   NUMBER OF           PRINCIPAL     %  OF                   WA UW
TYPE         SUB PROPERTY TYPE            PROPERTIES            BALANCE       IPB          WA LTV    DSCR
----------------------------------------------------------------------------------------------------------
MULTIFAMILY  GARDEN                            45            $242,710,031     62.2%         70.4%    1.51x
             MID/HIGH RISE                      1              $1,897,387      0.5          63.7%    1.20x
             SUBTOTAL                          46            $244,607,418     62.7%         70.3%    1.51x
----------------------------------------------------------------------------------------------------------
MANUFACTURED MANUFACTURED HOUSING              14            $145,435,781     37.3          69.5%    1.51x
HOUSING
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED                                 60            $390,043,199    100.0%         70.0%    1.51x
AVERAGE
----------------------------------------------------------------------------------------------------------

                                    10 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ORIGINAL                NUMBER     PRINCIPAL      %        WA      WA UW
AMORTIZATION TERM       OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
120 - 180                   2       $5,901,043     1.5%    57.6%    1.27x
181 - 240                  12      108,020,075    27.7     55.9%    1.70x
241 - 300                  11       45,058,558    11.6     73.7%    1.38x
301 - 330                   2       69,559,416    17.8     74.7%    1.46x
331 - 360                  22      161,504,105    41.4     76.9%    1.45x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             49     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------
WA ORIGINAL
AMORTIZATION TERM:           308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER     PRINCIPAL      %        WA      WA UW
CUT-OFF LTV             OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
32.3% - 49.9%               5      $13,252,503     3.4%    37.9%    2.18x
50.0% - 59.9%               5       41,472,319    10.6     53.1%    1.72x
60.0% - 64.9%               8       73,070,837    18.7     62.3%    1.55x
65.0% - 69.9%               3       20,035,688     5.1     68.8%    1.41x
70.0% - 74.9%               6       82,733,746    21.2     74.4%    1.45x
75.0% - 79.9%              22      159,478,106    40.9     78.5%    1.42x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             49     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER     PRINCIPAL      %        WA      WA UW
    AMORTIZED TYPES     OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
BALLOON LOANS(2)           27     $171,528,153    44.0%    71.6%    1.49x
PARTIAL INTEREST-ONLY       3       91,751,120    23.5     76.4%    1.41x
FULLY AMORTIZING           13       64,038,606    16.4     51.4%    1.75x
ARD LOANS                   6       62,725,320    16.1     75.2%    1.47x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             49     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT OCCUPANCY      NUMBER OF    PRINCIPAL      %        WA      WA UW
RATES                 PROPERTIES     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
82.4 - 90.0                 8      $46,527,182    11.9%    70.8%    1.52x
90.1 - 95.0                15       79,126,520    20.3     74.4%    1.48x
95.1 - 100.0               37      264,389,497    67.8     68.6%    1.52x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             60     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMAINING                NUMBER     PRINCIPAL      %        WA      WA UW
AMORTIZATION TERM       OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
115 - 180                   2       $5,901,043     1.5%    57.6%    1.27x
181 - 240                  12      108,020,075    27.7     55.9%    1.70x
241 - 300                  11       45,058,558    11.6     73.7%    1.38x
301 - 330                   2       69,559,416    17.8     74.7%    1.46x
331 - 360                  22      161,504,105    41.4     76.9%    1.45x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             49     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------
WA REMAINING
AMORTIZATION TERM:           306
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       LTV RATIOS AS OF THE MATURITY DATE(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER     PRINCIPAL      %        WA      WA UW
MATURITY LTV            OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
42.1% - 49.9%               4      $63,747,259    19.6%    63.2%    1.53x
50.0% - 59.9%               5       23,033,425     7.1     66.7%    1.57x
60.0% - 64.9%              10       93,227,782    28.6     75.6%    1.44x
65.0% - 69.9%              11       72,110,526    22.1     77.6%    1.43x
70.0% - 75.1%               6       73,885,602    22.7     78.6%    1.44x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             36     $326,004,593   100.0%    73.7%    1.46x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NUMBER
   YEAR                   OF         PRINCIPAL      %       WA      WA UW
BUILT/RENOVATED       PROPERTIES      BALANCE    OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
1957 - 1959                 2      $60,311,554    15.5%    64.6%    1.56x
1960 - 1969                 4       16,674,165     4.3     65.4%    1.40x
1970 - 1979                 9       49,430,851    12.7     73.8%    1.45x
1980 - 1989                20      135,749,995    34.8     69.2%    1.53x
1990 - 1999                14       44,965,942    11.5     69.7%    1.49x
2000 - 2003                11       82,910,692    21.3     74.1%    1.50x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             60     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREPAYMENT               NUMBER     PRINCIPAL      %        WA      WA UW
PROTECTION              OF LOANS     BALANCE     OF IPB     LTV     DSCR
--------------------------------------------------------------------------------
DEFEASANCE                 48     $388,145,812    99.5%    70.0%    1.51x
YIELD MAINTENANCE           1        1,897,387     0.5     63.7%    1.20x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED             49     $390,043,199   100.0%    70.0%    1.51x
AVERAGE:
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.
(2) Excludes the mortgage loans with Anticipated Repayment Dates, mortgage loans that pay interest-only for a portion their term and the mortgage loans that pay interest-only for their entire term.
(3)  Excludes fully amortizing mortgage loans.

                                    11 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

----------------------------------------------------------------------------------------------
                                     TOP 10 MORTGAGE LOANS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
     LOAN                   LOAN NAME            LOAN     CUT-OFF DATE    % OF
   SELLER(1)               (LOCATION)            GROUP      BALANCE       IPB      UNITS
----------------------------------------------------------------------------------------------
 JPMCB         The Forum Shops                     1      $155,000,000    11.1%      655,079
               (Las Vegas, NV)
 JPMCB         Hometown America Portfolio III      2       $63,376,120     4.5%        1,953
               (Various, Various)
 JPMCB         One Post Office Square              1       $60,000,000     4.3%      766,462
               (Boston, MA)
 CIBC          State House Square                  1       $51,902,992     3.7%      855,270
               (Hartford, CT)
 JPMCB         Colony Cove                         2       $50,000,000     3.6%        2,210
               (Ellenton, FL)
 JPMCB         Potomac Run                         1       $46,914,387     3.4%      361,365
               (Sterling, VA)
 JPMCB         Brown Noltemeyer Portfolio          2       $41,600,000     3.0%        2,087
               (Louisville, KY)
 CIBC          Versailles and Dana Point Apts.     2       $25,385,217     1.8%          652
               (Dallas, TX)
 JPMCB         The Villagio and Palm Court Apts.   2       $24,700,000     1.8%          626
               (Houston, TX)
 CIBC          Rainier Office Portfolio            1       $23,350,000     1.7%      479,717
               (Various, TX)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
               TOTAL/WEIGHTED AVERAGE:                    $542,228,716    38.9%
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
     LOAN      UNIT OF  LOAN PER       UW        CUT-OFF         PROPERTY
   SELLER(1)   MEASURE    UNIT        DSCR      LTV RATIO        TYPE
-----------------------------------------------------------------------------------
 JPMCB           SF         $710(2)  2.20x(2)    46.5%(2)    Retail

 JPMCB          Pads     $32,451     1.46x       74.8%       Manufactured Housing

 JPMCB           SF        $1572     2.47x(2)    42.9%(2)    Office

 CIBC            SF          $61     1.67x       74.0%       Office

 JPMCB          Pads     $22,571     1.59x       61.8%       Manufactured Housing

 JPMCB           SF         $130     1.32x       79.5%       Retail

 JPMCB          Units    $19,872     1.72x       53.1%       Multifamily

 CIBC           Units    $38,934     1.51x       77.2%       Multifamily

 JPMCB          Units    $39,457     1.29x       79.9%       Multifamily

 CIBC            SF          $49     1.43x       65.2%       Office

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                     1.82x       60.9%
-----------------------------------------------------------------------------------

(1)  "JPMCB" = JPMORGAN CHASE BANK; "CIBC" = CIBC INC.

(2) WITH RESPECT TO THE FORUM SHOPS LOAN AND ONE POST OFFICE SQUARE LOAN CALCULATED BASED UPON THEIR AGGREGATE PARI PASSU COMPONENT NOTE BALANCES.

                                    12 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7


















                      [THIS PAGE INTENTIONALLY LEFT BLANK]


















                                    13 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                 THE FORUM SHOPS
--------------------------------------------------------------------------------





[PICTURE OF THE FORUM SHOPS PROPERTY OMITTED]





                                   [PICTURE OF THE FORUM SHOPS PROPERTY OMITTED]





[PICTURE OF THE FORUM SHOPS PROPERTY OMITTED]





                                   [PICTURE OF THE FORUM SHOPS PROPERTY OMITTED]





--------------------------------------------------------------------------------

                                    14 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                 THE FORUM SHOPS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $155,000,000 (Pari Passu)(1)
CUT-OFF PRINCIPAL BALANCE:        $155,000,000 (Pari Passu)(1)
% OF POOL BY IPB:                 11.1%
SHADOW RATING (M/S):              Aa3/AAA
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Forum Shops, LLC
SPONSOR:                          Simon Property Group, L.P.
ORIGINATION DATE:                 11/14/2003
INTEREST RATE:                    4.7325%
INTEREST ONLY PERIOD:             24 Months
MATURITY DATE:                    12/1/2010
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           360
CALL PROTECTION:                  L(24),Def(53),O(7)(2)
CROSS-COLLATERALIZATION:          No
LOCK BOX:                         Cash Management Agreement
ADDITIONAL DEBT:                  Yes
ADDITIONAL DEBT TYPE:             Represents the subordinate B component note
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
Monthly reserves are required for CapEx and an upfront reserve for tenant improvements on Phase III space is required in the amount of $8,000,000. Following a trigger event, monthly reserves are required for taxes and ground rent. In lieu of cash deposits by the Forum Shops Borrower, Simon Property Group, L.P. may provide a guaranty of such amounts. Such guaranty will be allowed so long as Simon Property Group, L.P. maintains a long term debt rating of at least BBB- (or its equivalent) by any of the rating agencies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Leasehold
PROPERTY TYPE:                    Retail - Anchored
SQUARE FOOTAGE(3):                655,079
LOCATION:                         Las Vegas, NV
YEAR BUILT/RENOVATED:             1992 & 1997/2003
OCCUPANCY:                        97.0%
OCCUPANCY DATE:                   8/31/2003
SALES PER SF(4):
  1999:                           $1,248
  2000:                           $1,243
  2001:                           $1,165
  2002:                           $1,201
NUMBER OF TENANTS:                98
HISTORICAL NOI:
  2001:                           $31,193,611
  2002:                           $33,960,871
  TTM AS OF 9/30/2003:            $40,586,874
UW NOI:                           $64,362,759
UW NET CASH FLOW:                 $63,846,143
APPRAISED VALUE(5):               $1,000,000,000
APPRAISAL DATE:                   11/1/2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                 PARI PASSU
                                                  NOTES(6)      WHOLE LOAN(7)
                                                 ----------------------------
CUT-OFF DATE LOAN/SF:                               $710            $840
CUT-OFF DATE LTV:                                   46.5%           55.0%
MATURITY DATE LTV:                                  42.7%           50.0%
UW DSCR:                                            2.20            1.85x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
---------------------------------------------------------------------------------------------------------------------
                                                MOODY'S/    SQUARE     % OF      SALES    BASE RENT       LEASE
    TENANT NAME          PARENT COMPANY          S&P(8)      FEET      GLA       PSF(9)     PSF       EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------
FAO SCHWARZ        F.A.O. Inc.                   NAP/NAP    31,642     6.5%       $443     $53.29          2013
VIRGIN MEGASTORE   Virgin Group Ltd.             NAP/NAP    28,695     5.9%       $475     $50.36          2013
NIKETOWN           Nike, Inc.  (NYSE: NKE)        A2/A      27,693     5.7%       $757     $55.98          2008
PLANET HOLLYWOOD   Planet Hollywood              NAP/NAP    24,290     5.0%       $336     $43.56          2009
                   International Inc.
BANANA REPUBLIC    The Gap Inc. (NYSE: GPS)      Ba3/BB+    16,912     3.5%     $1,146     $53.22          2008
THE GAP/GAP KIDS   The Gap Inc. (NYSE: GPS)      Ba3/BB+    15,910     3.3%       $935     $80.77          2009
CHINOIS            Chinois                       NAP/NAP    15,317     3.1%       $680     $19.33          2013
EXPRESS WOMEN      Limited Brands (NYSE: LTD)   Baa1/BBB+   12,876     2.6%       $704     $40.00          2005
----------------------------------------------------------------------------------------------------------------------

(1) Represents the A1 component note in a 4 component note whole loan structure in the aggregate principal amount of $550,000,000. The A1 component note is pari passu with a $155,000,000 A2 component note, and a $155,000,000 A3 component note (both of which are not included in the trust). The $85,000,000 B component note is subordinate to the A1, the A2 and A3 component notes.

(2) Remaining lockout is the earlier of three years from Origination Date or two years from securitization of the last securitized component note. The lockout period and defeasance period will vary accordingly.

(3) Includes the 166,035 square foot Phase III expansion, which is currently under construction with an expected completion date of November 2004.

(4)  For all tenants under 10,000 square feet reporting sales.

(5)  Represents stabilized value upon the completion of Phase III construction.

(6) Calculated using a loan amount equal to $465,000,000 (the aggregate Pari Passu Notes balance).

(7) Calculated using a loan amount equal to $550,000,000 (the aggregate whole loan balance including the B component note).

(8) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease

(9) Represents space for which the respective tenant reports sales as of 12/31/02.

                                    15 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                 THE FORUM SHOPS
--------------------------------------------------------------------------------

THE LOAN. The Forum Shops loan is secured by a leasehold mortgage on a 655,079 square foot anchored retail center. Phase I was constructed in 1992, Phase II was constructed in 1997, and Phase III is currently being constructed with an expected opening date of November 2004. The Forum Shops loan is a senior loan in a split loan structure with the Forum Shops Companion Notes (pari passu with the Forum Shops loan) which are not included in the trust and the Forum Shops B component note, which is included in the trust. The Class FS Certificates will be entitled to distributions from the Forum Shops B component note only, which has a principal balance of $85,000,000 as of the cut-off date. The Class FS Certificates are not being offered by this prospectus supplement.

LOAN FEATURES.The Forum Shops is encumbered by a long term ground lease terminating in August 2050, with one 25 year extension option. Under the terms of the ground lease, the Forum Shops Loan Borrower is required to complete construction of Phase III, which is expected to include 166,035 of rentable space. Simon Property Group, L.P. ("SPG") has provided a completion guaranty with respect to the Phase III construction, which is currently taking place. Such completion guaranty is additionally supported by a letter of credit in the amount of $48,020,000, which is equal to 125% of the estimated remaining hard construction costs. Upon closing of the Forum Shops Loan, SPG leased all of the Phase III space from the Forum Shops Loan Borrower under a 20-year master lease at an initial rate of $25,000,000 per year. Rent under the master lease reduces as, among other things, space tenants at Phase III take possession and commence paying rent under their respective space leases.

THE BORROWER. The Borrowing Entity is a single purpose, entity controlled by SPG. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $25 billion as of October 30, 2003. Through its subsidiary partnerships, SPG currently has an interest in 236 properties containing an aggregate of 184 million square feet of gross leasable area in 36 states, as well as nine assets in Europe and Canada. SPG was founded in 1960.

THE PROPERTY. The Forum Shops in Las Vegas, NV originally opened in 1992 with approximately 255,426 square feet (Phase I) of retail connected to the Caesars Palace hotel and casino. Forum Shops nearly doubled its size in 1997 when it added approximately 233,618 square feet, which is known as Phase II. SPG is now adding Phase III which will include approximately 175,000 square feet and will include frontage and entrances directly on Las Vegas Boulevard. Phase III is expected to be fully constructed in the spring of 2004 with extensive tenant work during the summer and a grand opening scheduled for November 2004. The Forum Shops is 97% leased with sales of $1,201 per square foot for tenants under 10,000 square feet that reported sales in 2002.

Tenants at the Forum Shops include retailers such as Louis Vuitton, Versace, Gucci, Valentino, and Spago. Some of the larger tenants at the center include Niketown, Virgin Megastore, Banana Republic, and Express Women. Leasing for Phase III is in its preliminary stages with most leases currently being negotiated or out for signature. Some notable retailers and restaurants which are expected to take space in Phase III include Donna Karan, Harry Winston, Ralph Lauren/Polo, Joe's Stone Crab, and Il Mulino of New York.

THE MARKET(1). The Forum Shops is located at 3500 Las Vegas Boulevard South, in the heart of Las Vegas, NV. Las Vegas Boulevard is known as "The Strip" and is considered by some to be one of the most famous and recognizable streets in the United States. More than 35 million visitors come to Las Vegas annually and a large majority of them visit and/or stay on Las Vegas Boulevard. The Forum Shops will have direct frontage and entrances on Las Vegas Boulevard upon the completion of Phase III.

The trade area for the Forum Shops includes approximately 1,496,850 people in 555,607 households. The annual household income of these residents is approximately $60,142 and the median age is 33 years old. From 1990 to 2000, the market experienced nearly 70% population growth, making it one of the fastest growing metropolitan areas in the United States.

Additionally, there are over 120,000 hotel rooms in Las Vegas and nine of the ten largest hotels in the world are located there. It is the number one summer destination in the United States and the number one gambling destination in the world. The Las Vegas airport is reportedly the 8th busiest in the United States with 850 flights per day.

PROPERTY MANAGEMENT. The property manager of the Forum Shops property is Simon Management Associates, LLC. The property manager is affiliated with the borrower.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(2)
------------------------------------------------------------------------------------------------------------------------------------
             NUMBER OF   SQUARE                               % OF BASE   CUMULATIVE     CUMULATIVE    CUMULATIVE     CUMULATIVE %
              LEASES      FEET     % OF GLA      BASE RENT       RENT     SQUARE FEET     % OF GLA      BASE RENT     OF BASE RENT
   YEAR      EXPIRING   EXPIRING   EXPIRING      EXPIRING      EXPIRING    EXPIRING       EXPIRING      EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP     14,869      3.0%             NAP        NAP        14,869         3.0%              NAP             NAP
2003 & MTM          3      7,147      1.5         $918,910       2.1%        22,016         4.5%         $918,910            2.1%
2004               10     29,298      6.0        3,052,457       7.0         51,314        10.5%       $3,971,367            9.1%
2005               11     48,842     10.0        3,587,010       8.2        100,156        20.5%       $7,558,377           17.4%
2006                5      4,622      0.9          865,145       2.0        104,778        21.4%       $8,423,522           19.4%
2007                7     24,839      5.1        1,507,158       3.5        129,617        26.5%       $9,930,680           22.8%
2008               29    115,796     23.7        9,636,218      22.2        245,413        50.2%      $19,566,899           45.0%
2009                8     50,852     10.4        3,896,250       9.0        296,265        60.6%      $23,463,149           54.0%
2010                4     17,607      3.6        1,328,585       3.1        313,872        64.2%      $24,791,734           57.0%
2011                1      1,620      0.3          202,500       0.5        315,492        64.5%      $24,994,234           57.5%
2012                9     31,895      6.5        5,335,515      12.3        347,387        71.0%      $30,329,749           69.8%
2013               17    108,318     22.1        9,003,019      20.7        455,705        93.2%      $39,332,768           90.5%
AFTER               6     33,339      6.8        4,150,060       9.5        489,044       100.0%      $43,482,828          100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             110    489,044    100.0%     $43,482,828     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Forum Shops loan appraisal dated November 14, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)  The lease rollover schedule includes only Phase I and Phase II.

                                    16 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                THE FORUM SHOPS
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                                    17 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                 THE FORUM SHOPS
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                                    18 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                 THE FORUM SHOPS
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                                    19 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO III
--------------------------------------------------------------------------------





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                                    20 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL                $63,376,120
BALANCE:
CUT-OFF PRINCIPAL BALANCE:        $63,376,120
% OF POOL BY IPB:                 4.5%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Denali Park SPE LLC, Lakeland Junction
                                  SPE LLC and Timberton Rance SPE LLC
SPONSOR:                          Hometown America, L.L.C.
ORIGINATION DATE:                 10/16/2003
INTEREST RATE:                    5.4880%
INTEREST ONLY PERIOD:             24 Months
MATURITY DATE:                    11/1/2013
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            330
REMAINING AMORTIZATION:           330
CALL PROTECTION:                  L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:          No
LOCK BOX:                         Soft
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                  Taxes:              $300,142        $49,161
                  CapEx:                    $0         $5,025

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Portfolio
TITLE:                       Fee
PROPERTY TYPE:               Manufactured Housing Community
PADS:                        Various (see chart titled
                             "Portfolio Properties")
LOCATION:                    Various (see chart titled
                             "Portfolio Properties")
YEAR BUILT/RENOVATED:        Various (see chart titled
                             "Portfolio Properties")
OCCUPANCY:                   95.5%
OCCUPANCY DATE:              7/21/2003
HISTORICAL NOI:
  2001:                      $5,790,223
  2002:                      $6,177,959
  TTM AS OF 5/03 & 6/03      $6,438,578
UW NOI:                      $6,611,333
UW NET CASH FLOW:            $6,513,683
APPRAISED VALUE:             $84,710,000
APPRAISAL DATE:              Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:            $32,451
CUT-OFF DATE LTV:                74.8%
MATURITY LTV:                    63.6%
UW DSCR:                         1.46x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO PROPERTIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE   AVERAGE
                                              YEAR BUILT/    # OF      % OF      RENT PER   MARKET                    APPRAISED
       PROPERTY NAME           LOCATION        RENOVATED     PADS   TOTAL PADS      PAD     RENT(1)     OCCUPANCY       VALUE
---------------------------------------------------------------------------------------------------------------------------------
PINE LAKES RANCH         Thornton, CO             1972        762     39.0%        $410      $400         99.0%      $38,200,000
CHATEAU AVON             Rochester Hills, MI   1969/1987      617     31.6%        $476      $472         96.4%       30,600,000
TIMBER HEIGHTS MHC       Davison, MI              1992        221     11.3%        $338      $300         84.6%        7,660,000
DENALI PARK              Apache Junction, AZ      1979        162      8.3%        $414      $214         84.6%        4,000,000
LAKELAND JUNCTION        Lakeland, FL             1982        191      9.8%        $225      $225        100.0%        4,250,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                      1,953    100.0%        $388      $379         95.5%      $84,710,000
---------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Hometown America Portfolio III loan appraisals dated July 10, 2003, July 14, 2003, and August 1, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    21 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Hometown America Portfolio III loan is secured by a first mortgage on five manufactured housing communities totaling 1,953 pads. The properties are located in Thornton, Colorado; Rochester Hills, Michigan; Davison, Michigan; Apache Junction, Arizona; and Lakeland, Florida.

THE BORROWER. Denali Park SPE LLC, Lakeland Junction SPE LLC and Timberton Rance SPE LLC are the borrowing entities. The sponsor of the loan is Hometown America L.L.C. ("Hometown"). On October 16, 2003, Hometown, one of the nation's largest privately-held owners and operators of manufactured home communities acquired Chateau Communities, Inc., the largest owner and operator of manufactured home communities in the U.S, for total consideration of approximately $2.2 billion in cash and assumed debt. The combined company has a portfolio of 261 communities with over 88,000 sites, located in 34 states. The Hometown America Portfolio III properties were acquired as part of the acquisition. Hometown is 99% owned and funded by the Washington State Investment Board ("WSIB"). WSIB manages about $52 billion in assets for 33 separate state retirement and public funds including approximately $3.6 billion in real estate.

THE PROPERTIES. The Hometown America Portfolio III consists of five manufactured housing communities: Pine Lakes Ranch, Chateau Avon, Timber Heights Mobile Home Community, Denali Park and Lakeland Junction. There are a total of 1,953 pads with a weighted average occupancy of 95.5%. The weighted average monthly pad rent is approximately $388 and the weighted average monthly market rent is approximately $379. See the chart labeled "Portfolio Properties" on the previous page for additional information.

THE MARKET(1).

PINE LAKES RANCH

The Pine Lakes Ranch property is located in Thorton, Adams County, Colorado. The property is located on both the north and south side of East 100th Avenue, approximately one mile east of Interestate 25. Ingress/egress to the subject property is available via Ranch Road from East 100th Avenue and Riverdale Road. Major north/south roadways in the subject's neighborhood include Interstate 25, Colorado Boulevard and Riverdale Road. Major east/west arteries in the subject neighborhood include East 120th, 112th, 104th and 88th Avenues. The subject property is located just outside of Denver, Colorado, which sits on the eastern slopes of the Rocky Mountains. Denver is located 70 miles north of Colorado Springs, 112 miles north of Pueblo, and 60 miles south of Fort Collins.

Adams County's population, as of the year-end 2000 was 350,642. Adams County experienced a 2.84% average annual growth since 1990. The Pine Lakes Property is located within the Denver MSA. The Denver MSA has a current unemployment rate of 6.2%, compared to the national level of approximately 6.5%. The 2002 average household income within a five mile radius was $63,237. The Denver MSA's dominant employment sectors are services (38.4%); Retail Trade (10.5%); and Transportation, Communications and Utilities (9.1%). The area's top employers include King Scooper's, Inc., Qwest Communications Inc., Centure Health, Safeway, Inc. and HealthOne.

CHATEAU AVON

The Chateau Avon property is located in Rochester Hills, Oakland County, Michigan. Michigan is economically dominated by the Detroit MSA, which consists of six counties. The six counties are Lapeer, Macomb, Monroe, Oakland, St. Clair and Wayne Counties, which are located along the shores of Lake Erie, Lake St. Clair and the Detroit River, which connects the two lakes. Major metropolitan areas in the region include Toledo, Ohio to the south (62 miles), Cleveland, Ohio to the southeast (178 miles), Chicago, Illinois to the southwest (279 miles) and Toronto, Ontario to the northeast (257 miles). The subject property is located on the north side of Auburn Road about one-half mile west of Crooks Road. The property is located 25 miles north of the Detroit CBD. Primary access to the subject neighborhood is provided by Interstate Highway 75. Interstate Highway 75 is located west of the subject and provides access to Detroit to the southeast and Flint to the northwest.

The Detroit MSA's population, as of year-end 2000 was 4,441,551. The MSA's population grew 4.1% between 1990 and 2000. The Detroit MSA has a current unemployment rate of 6.6%. Average household income within a five-mile radius of the subject is $111,135. Detroit's dominant employment sectors are Services, Retail Trade, and Durable Manufacturing. The area's top employers include Ford Motor Company, General Motors Corporation, Daimler Chrysler AG, Henry Ford Health System, Detroit Medical Center, St. John's Health System, Kmart Corporation and EDS Corporation.
--------------------------------------------------------------------------------

(1) Certain information from the Hometown America Portfolio III loan appraisals dated July 10, 2003, July 14, 2003, and August 1, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    22 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TIMBER HEIGHTS MOBILE HOME COMMUNITY

The Chestnut Creek property is located in Davison, Genesee County, Michigan, which is in the Flint MSA. The Flint MSA is located in east-central Michigan and its economic performance is heavily tied to that of the Detroit MSA, which is approximately 60 miles southeast. The subject property is located on the east side of North Oak Road, north of Lapeer Road, in Davison Township. The site is accessible via Chestnut Creek Boulevard, which is off the east side of East Oak Road. Davison Township is a small residential community located at the intersection of Interstate 69 and State Route 15 and is about five miles east of Burton and Flint. Davison Township is about 70 miles northwest of the Detroit CBD.

Genesee County's population, as of year-end 2002, was 436,593. Genesee County has a current unemployment rate of 7.7%. Household income within a five-mile radius of the subject property is $58,859. Genesee County's dominant employment sectors are Services (29.4%); Wholesale/Retail Trade (26.2%); and manufacturing (16.7%). The area's top employers include General Motors, Delphi Automotive, McLaren Medical Centers, Genseys Health Care Systems and Flint Public Schools.

DENALI PARK

The Denali Park property is located in Apache Junction, Pinal County, Arizona which is part of the Phoenix MSA. The subject neighborhood is located in the southeastern portion of the Phoenix MSA. The property is on the east side of S. Tomahawk Road, about one-half mile south of U.S. 60, which runs east and west through the neighborhood and connects Apache Junction with metro-Phoenix. Ironwood Drive, Idaho Road and Tomahawk Road are the primary north-south arterials through the neighborhood, and the Apache Trail, Broadway Road, Southern Avenue, and Baseline Roads are the primary east-west roads. The Phoenix CBD is roughly a fifty minute drive from the subject and Phoenix International Airport is about a forty minute drive.

Pinal County's population, as of year-end 2002 was 192,807. Pinal County has experienced a 3.6% average annual growth since 2000. The Metro Phoenix unemployment rate as of December 2002 was 5.2% and compared to the State unemployment of 5.6%. The 2002 average household income within a five-mile radius of the subject was $37,052. The Phoenix-Mesa dominant employment sectors are Services (32.3%); Retail Trade (18.5%); and State and Local Government (12.4%). The top employers in metropolitan Phoenix include Wal Mart, Honeywell International, Motorola, Inc., Banner Health Systems, The Kroger Company and American Express.

LAKELAND JUNCTION

The Lakeland Junction Property is located in Lakeland, Polk County, Florida, which is part of the Lakeland/Winter Haven MSA. The subject is located in the northeast portion of the city of Lakeland. The City of Lakeland is about 40 miles east of the Tampa CBD and approximately 50 miles from the Orlando CBD. The subject's neighborhood is the State Road 33 corridor and is bounded on the north by Daughty Road, on the east by Old Combee Road, to the south by Memorial Blvd (U.S. Hwy 92) and west by Florida Avenue (U.S. HWY 98).

Polk County 2002 estimated population was 504,984, a 1.8% average annual increase since 1990. Polk County has, as of June 2003, an unemployment rate of 6.8%. 2002 average household income within a five mile radius of the subject is $74,043. Polk's primary industry is phosphate mining, which has produced half of the phosphate mined in the United States. Agriculture is the second largest industry in the county, due to the extensive citrus and cattle production. However, most of the employment is in the Services (24.5%) and Retail Trade sectors (11.6%). The area's top employers include Publix Supermarkets, Lakeland Regional Medical Center, GEICO, and Matson Clinic.

PROPERTY MANAGEMENT. The property manager of the Hometown America Portfolio III is Hometown America Management, L.P. The property manager is affiliated with the borrower.
--------------------------------------------------------------------------------

                                    23 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                         HOMETOWN AMERICA PORTFOLIO III
--------------------------------------------------------------------------------



















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                                    24 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7




















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                                    25 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------



















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                                    26 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL
BALANCE:                           $60,000,000 (Pari Passu)(1)
CUT-OFF PRINCIPAL BALANCE:         $60,000,000  (Pari Passu)(1)
% OF POOL BY IPB:                  4.3%
SHADOW RATING (M/S):               Aa3/AAA
LOAN SELLER:                       JPMorgan Chase Bank
BORROWER:                          One Post Office Square, L.L.C.
SPONSOR:                           Equity Office Properties Trust and the
                                   Prime Property Fund
ORIGINATION DATE:                  9/12/2003
INTEREST RATE:                     5.3851%
INTEREST ONLY PERIOD:              24 Months
MATURITY DATE:                     10/1/2013
AMORTIZATION TYPE:                 Balloon
ORIGINAL AMORTIZATION:             360
REMAINING AMORTIZATION:            360
CALL PROTECTION:                   L(24),Def(89),O(5)
CROSS-COLLATERALIZATION:           No
LOCK BOX:                          Cash Management Agreement
ADDITIONAL DEBT:                   Yes
ADDITIONAL DEBT TYPE:              Represents the subordinate B
                                   component note
LOAN PURPOSE:                      Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
Twelve months prior to the lease expiration of the Putnam Investments or Pricewaterhouse Coopers space, the One Post Office Square borrower is required to deposit into a reserve account either through a excess cash flow sweep or in the form of a guaranty, an amount equal to $35 per square foot. The One Post Office Square borrower may provide a guaranty from EOP Operating Limited Partnership and/or the Equitable Life Assurance Society of the United States, on behalf of its Separate Account No. 8, also known as the Prime Property Fund, so long as such entities have a long term debt rating of at least BBB- by Standard and Poor's and Baa3 by Moody's.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
TITLE:                       Fee
PROPERTY TYPE:               Office
SQUARE FOOTAGE:              766,462
LOCATION:                    Boston, MA
YEAR BUILT/RENOVATED:        1981
OCCUPANCY:                   90.9%
OCCUPANCY DATE:              8/7/2003
NUMBER OF TENANTS:           23
HISTORICAL NOI:
  2001:                      $20,340,518
  2002:                      $22,825,836
  TTM AS OF 7/31/2003        $20,138,744
UW NOI:                      $21,122,367
UW NET CASH FLOW:            $19,705,493
APPRAISED VALUE:             $280,000,000
APPRAISAL DATE:              8/20/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                          PARI
                                                          PASSU     WHOLE
                                                         NOTES(2)   LOAN(3)
                                                         --------   ------
CUT-OFF DATE LOAN/SF:                                     $157      $228
CUT-OFF DATE LTV:                                         42.9%     62.5%
MATURITY DATE LTV:                                        37.8%     55.1%
UW DSCR:                                                  2.47x     1.62x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
--------------------------------------------------------------------------------------------------------------------------------
                                                           MOODY'S/     SQUARE                       BASE           LEASE
        TENANT NAME                    PARENT COMPANY       S&P(4)       FEET       % OF GLA       RENT PSF    EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTMENTS           Putnam Investments             NR/NR       298,589       39.0%         $42.94           2009
PRICEWATERHOUSECOOPERS       PricewaterhouseCoopers LLP     NR/NR       179,105       23.4%         $23.01           2005
SULLIVAN & WORCESTER         Sullivan & Worcester           NR/NR       105,840       13.8%         $52.25           2011
--------------------------------------------------------------------------------------------------------------------------------

(1) Represents the A2 component note in a 3 component note Whole Loan structure in the aggregate amount of $175,000,000. The A2 component note is pari passu with a $60,000,000 A1 component note, which is not included in the trust. The $55,000,000 B-Note is subordinate to the A1 component note and the A2 component note and such B-Note is not included in the trust.

(2) Calculated using a loan amount equal to $120,000,000 (the aggregate Pari Passu Notes balance).

(3) Calculated using a loan amount equal to $175,000,000 (the aggregate Whole Loan balance), including the B component note.

(4) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    27 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The One Post Office Square loan is secured by a first mortgage on a Class A Office building located in Boston, MA. The One Post Office Square Loan is a senior loan in a split loan structure with the One Post Office Square Companion Note (pari passu with the One Post Office Square Loan) and the One Post Office Square B component note, neither of which are included in the trust.

THE BORROWER. The borrower is One Post Office Square, L.L.C. The sponsor is a joint venture between the Prime Property Fund and Equity Office Properties Trust. The Prime Property Fund, an open-end commingled insurance company separate account of the Equitable Life Assurance Society, is a subsidiary of AXA Financial Group. Founded in 1973, the fund was created as a vehicle for pension funds to invest in real estate. The fund is managed by Lend Lease Real Estate Investments. Equity Office Properties Trust (NYSE: EOP) is the largest REIT and publicly held owner of office properties in the nation, with a total capitalization of approximately $25 billion. Equity Office Properties Trust owns and manages approximately 124 million square feet of primarily class A office space in 721 buildings in 30 major metropolitan areas across the country.

THE PROPERTY. One Post Office Square is a 42-story class A office building consisting of approximately 766,462 square feet and an attached 385-car parking garage. The property is located in the center of Boston's financial district at the corner of Milk and Pearl Streets. The building was originally constructed in 1981 and offers its tenants modern amenities including a three-story lobby finished in patterned marble walls and columns, 24-hour manned security desk, a restaurant, and an attached 330-room hotel (not part of the collateral).

The property is approximately 90.9% leased to over 20 tenants including Putnam Investments (approximately 298,589 square feet), Pricewaterhouse Coopers (approximately 179,105 square feet), and Sullivan & Worcester (approximately 105,840 square feet). The Property shares its location with the upscale Le Meridien Hotel giving its tenants additional amenities. The property has highway access and is situated four blocks from South Station, which houses the Red MBTA subway line, Amtrak trains, and commuter trains and buses. Express buses from the Western suburbs also stop directly in front of One Post Office Square.

THE MARKET(1). The total Boston inventory of office buildings is approximately
66.5 million square feet. Approximately 34.6 million, or 52% of this inventory, is located in the Central Business District. Approximately 14.0 million or 21% is located in the Back Bay section of Boston. The subject property is situated within the Central Business District in downtown Boston, located in the approximate middle of this district within what is known as Post Office Square. This area is improved primarily with high-rise commercial office buildings but also has some class B and C buildings as well as hotels. The CBD is supported by major residential development within the Back Bay to the west, the North End to the north and the South End to the south. In the downtown Boston market, new construction to be delivered between 2001and 2004, is expected to total approximately 4.3 million square feet. Of these buildings, only two would be directly competitive to One Post Office Square, containing 603,000 square feet (reportedly 0% committed) and 1,022,000 square feet (reportedly 100% committed).

In the second of quarter 2003, the overall Boston office market reflected a vacancy rate of 13.1% and an "available" rate of 17.1%. The difference between the two rates is that vacancy is defined as space which is immediately available for occupancy, while "available" is all currently marketed space. The Class A market within the CBD reported an availability of 19.7% and an actual vacancy of 12.2%. The appraiser's survey of competitive office properties in the subject's area indicated typical rental rates ranged from $38.00 to $60.00 per rentable square foot per year, gross. A substantial amount of sublease space has entered the market, totaling approximately 2.1 million square feet in downtown Boston. The amount of new sublease space has slowed significantly over the past several quarters. Further support is borne out by the fact that sublease space has shown a decline from its peak of over 3.0 million in the first quarter of 2001.

PROPERTY MANAGEMENT. The property manager of the One Post Office Square property is an affiliate of Equity Office Properties Trust. The property manager is affiliated with the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

                 NUMBER OF   SQUARE                               % OF BASE   CUMULATIVE     CUMULATIVE    CUMULATIVE   CUMULATIVE %
                  LEASES      FEET     % OF GLA     BASE RENT      RENT       SQUARE FEET     % OF GLA      BASE RENT   OF BASE RENT
     YEAR        EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP       69,703      9.1%             NAP      NAP         69,703          9.1%              NAP          NAP
2003 & MTM            4       17,927     2.3          $439,416     1.6%         87,630         11.4%         $439,416          1.6%
2004                  5       11,990     1.6           669,492     2.5          99,620         13.0%       $1,108,908          4.1%
2005                  9      184,975    24.1         4,413,036    16.4         284,595         37.1%       $5,521,944         20.6%
2006                  1        3,313     0.4           175,584     0.7         287,908         37.6%       $5,697,528         21.2%
2007                  6       14,512     1.9           664,596     2.5         302,420         39.5%       $6,362,124         23.7%
2008                  2        6,180     0.8           292,284     1.1         308,600         40.3%       $6,654,408         24.8%
2009                 21      311,466    40.6        13,542,960    50.4         620,066         80.9%      $20,197,368         75.2%
2010                  0            0     0.0                 0     0.0         620,066         80.9%      $20,197,368         75.2%
2011                  5      105,840    13.8         5,530,140    20.6         725,906         94.7%      $25,727,508         95.8%
2012                  0            0     0.0                 0     0.0         725,906         94.7%      $25,727,508         95.8%
2013                  1       19,618     2.6           735,852     2.7         745,524         97.3%      $26,463,360         98.5%
AFTER                 9       20,938     2.7           404,856     1.5         766,462        100.0%      $26,868,216        100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                63      766,462    100.0%     $26,868,216    100.0%
------------------------------------------------------------------------------------------------------------------------------------


(1) Certain information from the One Post Office Square loan appraisal dated August 20, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    28 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

                                 STACKING PLAN

--------------------------------------------------------------------------------------------------
FLOOR             TENANT                                  TYPE            SQ FT   EXPRIRATION DATE
--------------------------------------------------------------------------------------------------
42, 41  Vacant                                        Not Applicable      8,025    Not Applicable
 40     Jefferies Group, Inc.                         Financial           9,023         2003
 39     ABN Amro Bank, NV                             Financial           5,870         2005
 39     Vacant                                        Not Applicable      5,312    Not Applicable
 38     Anchor Capital Advisors, Inc.                 Financial          11,909         2013
 38     Vacant                                        Not Applicable      4,592    Not Applicable
 38     Loch Capital Management                       Financial           3,313         2006
 37     Needham & Company, Inc.                       Financial           6,289         2004
 37     McCall & Almy Inc.                            Real Estate         5,727         2007
 37     Bulkley, Richardson and Gelinas, LLP          Law                 3,199         2008
 37     Bank of Scotland, Inc. (BoS)                  Financial           2,981         2008
 37     Griffith Properties                           Real Estate           930         2004
 36     Schroder & Co.                                Financial           8,289         2003
 36     Congress Financial Corporation                Financial           7,272         2007
 36     Charles Schwab & Company                      Financial           4,771         2003
 35     Holiday Fenoglio Fowler                       Financial           9,980         2009
 35     Vacant                                        Not Applicable      9,438    Not Applicable
 34     Jefferies Group, Inc.                         Financial          19,618         2013
 33     PricewaterhouseCoopers                        Consulting         23,927         2005
 32     PricewaterhouseCoopers                        Consulting         22,793         2005
 31     PricewaterhouseCoopers                        Consulting         22,793         2005
 30     PricewaterhouseCoopers                        Consulting         22,764         2005
 29     PricewaterhouseCoopers                        Consulting         22,017         2005
 28     PricewaterhouseCoopers                        Consulting         21,872         2005
 27     PricewaterhouseCoopers                        Consulting         21,877         2005
 26     PricewaterhouseCoopers                        Consulting         21,062         2005
 25     Sullivan & Worcester                          Law                21,168         2011
 24     Sullivan & Worcester                          Law                21,168         2011
 23     Sullivan & Worcester                          Law                21,168         2011
 22     Sullivan & Worcester                          Law                21,168         2011
 21     Sullivan & Worcester                          Law                21,168         2011
 20     Vacant                                        Not Applicable     21,168    Not Applicable
 19     Vacant                                        Not Applicable     21,168    Not Applicable
 18     Putnam Investments                            Financial          21,730         2009
 17     Putnam Investments                            Financial          21,168         2009
 16     Putnam Investments                            Financial          21,168         2009
 15     Putnam Investments                            Financial          22,024         2009
 14     Putnam Investments                            Financial          20,427         2009
 13     Putnam Investments                            Financial          20,464         2009
 12     Putnam Investments                            Financial          20,969         2009
 11     Putnam Investments                            Financial          20,442         2009
 10     Putnam Investments                            Financial          20,442         2009
  9     Putnam Investments                            Financial          20,844         2009
  8     Putnam Investments                            Financial          20,317         2009
  7     Putnam Investments                            Financial          20,065         2009
  6     Putnam Investments                            Financial          13,537         2009
  5     Putnam Investments                            Financial          13,988         2009
  3     Putnam Investments                            Financial           7,795         2009
  2     Putnam Investments                            Financial           1,400         2009
  2     Oliver Street Associates (Le Meridien Hotel)  Hotel               5,400         2046
  2     Oliver Street Associates (Le Meridien Hotel)  Hotel               3,629         2046
  1     Adecco North America                          Recruiters          2,737         2009
  1     Fleet Bank (Automatic Teller Machine)         Retail              1,211         2007
  1     Hunter-Southworth, Inc. (The Lobby Shoppe)    Retail                313         2003
  1     Seveg Tavitian (Chantal Jewlers)              Retail                302         2003
  1     Sarni Cleaners of Greats                      Retail                302         2007
  1     Rebecca's Cafe (Bewley's)                     Retail                160         2009
                                         TOTAL SQUARE FEET =  766,462

NOTE: THIS EXHIBIT IS PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. THE ACTUAL BUILDING AREA IS NOT DRAWN TO SCALE.

                                    29 of 67

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                [MAP OF ONE POST OFFICE SQUARE PROPERTY OMITTED]













--------------------------------------------------------------------------------
                                    30 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7






                      [THIS PAGE INTENTIONALLY LEFT BLANK]











                                    31 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                               STATE HOUSE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                [PICTURE OF STATE HOUSE SQUARE PROPERTY OMITTED]



[PICTURE OF STATE HOUSE SQUARE PROPERTY OMITTED]

                                [PICTURE OF STATE HOUSE SQUARE PROPERTY OMITTED]


                                    32 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                               STATE HOUSE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------


ORIGINAL PRINCIPAL BALANCE:     $52,000,000
CUT-OFF PRINCIPAL BALANCE:      $51,902,992
% OF POOL BY IPB:               3.7%
LOAN SELLER:                    CIBC Inc.
BORROWER:                       State House Financial Associates, LLC
SPONSOR:                        Harbor Group International
ORIGINATION DATE:               9/10/2003
INTEREST RATE:                  5.9100%
INTEREST ONLY PERIOD:           NAP
ANTICIPATED REPAYMENT DATE:     10/1/2010
AMORTIZATION TYPE:              ARD
ORIGINAL AMORTIZATION:          360
REMAINING AMORTIZATION:         358
CALL PROTECTION:                L(24),Def(54),O(4)
CROSS-COLLATERALIZATION:        No
LOCK BOX:                       Springing
ADDITIONAL DEBT:                NAP
ADDITIONAL DEBT TYPE:           NAP
LOAN PURPOSE:                   Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
     ESCROWS/RESERVES:                  INITIAL        MONTHLY
                                    -------------- ---------------
                       Taxes:       $1,079,333        $269,833
                       Insurance:      $34,748         $17,374
                       CapEx:               $0         $14,255
                       TI/LC:       $2,000,000         $41,667
                       Other:       $1,175,000(1)           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset
TITLE:                             Fee/Leasehold
PROPERTY TYPE:                     Office
SQUARE FOOTAGE:                    855,270
LOCATION:                          Hartford, CT
YEAR BUILT/RENOVATED:              1920/2002
OCCUPANCY:                         91.5%
OCCUPANCY DATE:                    7/1/2003
NUMBER OF TENANTS:                 38
HISTORICAL NOI:
  2001:                            $4,829,577
  2002:                            $6,853,801
  TTM AS OF 5/31/2003:             $7,075,169
UW NOI:                            $7,188,091
UW NET CASH FLOW:                  $6,172,983
APPRAISED VALUE:                   $70,100,000
APPRAISAL DATE:                    7/1/2003
--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:               $61
 CUT-OFF DATE LTV:                   74.0%
 MATURITY DATE LTV:                  66.9%
 UW DSCR:                            1.67x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS
                                                                       MOODY'S/     SQUARE       % OF   BASE RENT      LEASE
        TENANT NAME                      PARENT COMPANY                 S&P(2)       FEET         GLA      PSF      EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
TRAVELERS INDEMNITY COMPANY       Travelers Property Casualty Corp.    Aa3/AA-      294,643      34.5%   $14.95(3)  2004 and 2013(6)
AELTUS INVESTMENT MANAGEMENT      ING Group N.V.                       Aa3/A+       121,370      14.2%   $20.90(4)  2012 and 2009(7)
ADVEST GROUP                      AXA SA                                A2/A        105,745      12.4%   $19.60     2010
HILB, ROGAL & HAMILTON CO.        Hilb, Rogal & Hamilton Co.           NAP/NAP       33,357       3.9%   $19.00     2005
CONNECTICUT NATURAL GAS CORP.     Energy East Corp.                   Baa1/BBB+      26,564       3.1%   $22.96(5)  2006
------------------------------------------------------------------------------------------------------------------------------------


(1)  Capital Improvements Reserve, Aeltus Tenant Reserve.

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3) Rental rate shown is the weighted average rate. Travelers leases 93,574 SF at $21.00/SF, 84,309 SF at $19.50/SF, 68,260 SF at $1.00/SF and 48,500 SF
     at $15.00/SF.

(4) Rental rate shown is the weighted average rate. Aeltus Investment Management leases 120,274 SF at $20.95/SF and 1,096 SF at $15.00/SF (Storage space).

(5) Rental rate shown is the weighted average rate. Connecticut Natural Gas Corp. leases 25,548 SF at $23.40/SF and 1,016/SF at $12.00/SF (Storage space).

(6) Travelers Indemnity Company is under two separate leases with 152,569 SF expiring on 6/30/2004 and 142,074 SF expiring on 6/30/2013.

(7) Aeltus Investment Management is under two separate leases with 120,274 SF expiring on 2/28/2012 and 1,096 SF of storage space expiring on 2/28/2009.

                                    33 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                               STATE HOUSE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The State House Square loan is secured by a fee/leasehold interest in an 855,270 square foot office building. Three small portions of the complex are under a 75-year ground lease, which commenced on July 1, 1971 and runs through May 31, 2046.

THE BORROWER. The subject was acquired by State House Financial Associates, LLC, a single purpose bankruptcy remote entity under the control of its managing member SHFA Managing Company, LLC (10%). The managing member is 100% owned by HGGP Capital, LLC, a single purpose entity controlled by the members of Harbor Group International ("HGI").

HGI has been acquiring real estate since 1990, and since then has owned and managed an extensive and diversified portfolio of commercial real estate. HGI's portfolio is currently valued in excess of $900 million and includes approximately 4.8 million square feet of office space in eleven markets, 1.3 million square feet of retail space, 1.0 million square feet of industrial space, and 4,200 apartment units. While a large portion of HGI's portfolio is concentrated around the southeastern portion of the United States, it owns properties as far west as El Paso, Texas, and as far north as Rochester, New York.

THE PROPERTY. The subject property is an 855,270 square foot class A office building situated on 2.64 acres of land within the Hartford, Connecticut CBD. The subject contains twin 14 story office towers (10 State House Square and 90 State House Square) and a historic seven story (plus mezzanine and basement space) office building (50-58 State Street) plus retail space. 50-58 State Street was originally constructed in 1920 and substantially renovated in 2000, with the two 14 story towers and the retail spaces built in 1987.

The subject's amenities include 24-hour security (complete with closed circuit television), a fully-equipped, state of the art health club facility, a food court with seating for approximately 500 people, a variety of retail shops, and an on-site underground parking garage with parking available for approximately 444 vehicles.

The property is 91.5% leased by 38 tenants with over 40.0% of the total space occupied by credit tenants. National tenants make up over 75% of the total tenant base, with the subject's largest tenant Travelers Indemnity Company ("Travelers"), a provider of property and casualty insurance, occupying 294,643 square feet (34.5% of NRA including 48,500 square feet used for a corporate gym owned and operated by Travelers). In addition to Travelers, three prominent financial services firms occupy 30.5% of NRA. Aeltus Investment Management, a global financial institution offering banking, insurance and asset management that is an independently managed subsidiary of ING Group N.V., occupies 121,370 square feet; the Advest Group, Inc., a regional financial services and investment advisory firm owned by AXA SA (NYSE: AXA), occupies 105,745 square feet; and Hilb Rogal & Hamilton Company, the nation's seventh largest insurance brokerage firm, occupies 33,357 square feet. The remainder of the tenant base is comprised of a diverse mix of premier service providers, established regional companies, and retail tenants including Connecticut Natural Gas Corporation (26,564 square feet, 3.1% of NRA), a wholly-owned regulated subsidiary of Energy East Corp. (NYSE: EAS); Edwards & Angell (21,407 square feet, 2.4% of NRA), a full-service law firm with approximately 300 attorneys; Pullman & Comley, LLC (20,230 square feet, 2.3% of NRA), a full-service law firm; UBS Financial Services, Inc. (18,331 square feet, 2.2% of NRA), and Morton's of Chicago (8,000 square feet, 0.9% of NRA).

Three small portions of the complex (primarily under 10 State House Square) are under a 75-year ground lease, which commenced on July 1, 1971 and runs through May 31, 2046. The ground lease calls for a current annual payment $116,850, which remains flat until June 1, 2021, at which time the ground lease payment increases or decreases based upon the Cost of Living Index, offset by the original annual payment in 1971 ($25,000). Additionally, during the 74th and 75th lease years, the lessee has the right to purchase the premises from the lessor for $50,000.

THE MARKET(1). State House Square occupies an entire city block in the middle of the Hartford, Connecticut CBD. The location provides immediate highway access to Interstates 84 and 91 and provides access to all points outside the city. The subject's immediate location (at State House Square, Main Street, and Market Street) makes it accessible from all areas of the CBD and the region. Additionally, the subject is conveniently located approximately four blocks east of Union station, serving Amtrak and all major interstate bus operators, providing access to New Haven, New York and Washington, D.C.

Connecticut's economy is one of the most productive in the Northeast. Connecticut ranks first nationwide in: per capita personal income, median household income, average annual pay, average salary of teachers, and major corporate headquarters per million residents. The City of Hartford, which is the state capital, has been southern New England's economic, cultural, and social center for more than three centuries. Hartford is commonly referred to as "The Insurance Capital of the World", with companies the likes of Aetna, Cigna, Hartford Steam Boiler, ITT Hartford, Phoenix Mutual, and Travelers all calling Hartford home. In addition to being a powerful insurance and financial center, the region is home to numerous major high-tech manufacturing firms, including many Fortune 500 corporations. Small to mid size businesses are the backbone of the region's economy and are boosted by an aggressive program of business incubators, economic incentives, and financial assistance packages made available through federal, state, and local government and area educational facilities.
--------------------------------------------------------------------------------

(1) Certain information from the State House Square loan appraisal dated July 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    34 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                               STATE HOUSE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Two significant projects, Adrian's Landing and Trumbull Centre, are currently under construction, with several others planned for the near future, ranging from reconstructing older office buildings to remaking the Hartford Civic Center shops and offices into a residential community. The plan sets out Six Pillars of State investment (which has since grown to 8 objectives). The Pillars of this strategy include a reunion with the Connecticut River; a convention, entertainment, and cultural district called Adriaen's Landing; revitalization of the CBD; a downtown college campus; investments in homes and careers throughout the City; and a college football stadium in East Hartford.

According to both CB Richard Ellis and Cushman & Wakefield as of the second quarter 2003 there was approximately 23.88 million square feet of office space located within the Hartford MSA. According to Cushman & Wakefield as of the second quarter of 2003 the Hartford MSA reported an overall vacancy rate of 16.4%. Additionally, according to the Cushman & Wakefield second quarter 2003 report the Hartford MSA reported an average rental rate of $19.54/sf.

According to CB Richard Ellis and Cushman & Wakefield, as of the second quarter 2003 the Hartford CBD contained a total of 7.69 million square feet of multi-tenanted office space, the majority of which is Class "A" space (5.99 million square feet per Cushman & Wakefield). During the first quarter 2003 the overall CBD reported a total vacancy rate of 22.5%, and average rental rates of $21.67/sf. According to Cushman & Wakefield, the 5.99 million square feet of Class "A" space in the CBD consisted of 14 buildings (including 10 and 90 State House Square as two of the 14), with a direct vacancy rate of 13.5%. According to both CB Richard Ellis and Cushman & Wakefield, rental rates as the second quarter 2003 were approximately $22.30/sf for Class "A" space and $18.16/sf for Class "B" office space.

It is important to note, however, that all of the above figures, and virtually all other recognized market indicators, do not take into account owner-occupied office space in the Hartford CBD. According to CB Richard Ellis, seven large employers (Fleet Bank, The Hartford, Mass Mutual, Phoenix, the State of Connecticut, Travelers, and Aetna) occupy a total of 7,475,000 square feet in downtown Hartford in properties that they own; these properties are currently 95.2% occupied. Taking into account this additional space and occupancy rate that are not captured in any major market survey, CB Richard Ellis calculates an adjusted Hartford Class "A" vacancy rate of 10%.

PROPERTY MANAGEMENT. The property manager of the State House Square property is Harbor Group Management Company, an entity controlled by HGI. The property manager is affiliated with the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE(1)

                 NUMBER    SQUARE      % OF               % OF BASE   CUMULATIVE     CUMULATIVE    CUMULATIVE     CUMULATIVE %
               OF LEASES    FEET       GLA     BASE RENT     RENT     SQUARE FEET     % OF GLA      BASE RENT     OF BASE RENT
   YEAR        EXPIRING   EXPIRING   EXPIRING  EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT           NAP       72,888      8.5%          NAP        NAP       72,888          8.5%            NAP            NAP
2003 & MTM         5        3,350      0.4      $ 76,823       0.5%       76,238          8.9%        $76,823           0.5%
2004               5      153,616     18.0     1,738,461      12.3%      229,854         26.9%     $1,815,284          12.8%
2005               5       52,023      6.1     1,046,274       7.4%      281,877         33.0%     $2,861,557          20.2%
2006               7       44,115      5.2     1,041,672       7.3%      325,992         38.1%     $3,903,230          27.5%
2007              10       38,357      4.5       823,455       5.8%      364,349         42.6%     $4,726,684          33.3%
2008               1       21,407      2.5       394,871       2.8%      385,756         45.1%     $5,121,555          36.1%
2009               4       23,863      2.8       574,764       4.1%      409,619         47.9%     $5,696,319          40.2%
2010              10      120,790     14.1     2,348,618      16.6%      530,409         62.0%     $8,044,937          56.7%
2011               1       20,230      2.4       536,904       3.8%      550,639         64.4%     $8,581,841          60.5%
2012               7      120,274     14.1     2,519,740      17.8%      670,913         78.4%    $11,101,582          78.3%
2013               6      153,243     17.9     2,843,894      20.1%      824,156         96.4%    $13,945,476          98.4%
AFTER              1        8,000      0.9       233,800       1.6%      832,156         97.3%    $14,179,276         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             62      832,156     97.3%  $14,179,276     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Food Court Common Area space totaling 23,114 square feet was not included as part of the lease rollover schedule.


                                    35 of 67

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                               STATE HOUSE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------













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                                    36 of 67

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7






                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                    37 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   COLONY COVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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                                    38 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   COLONY COVE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
     ORIGINAL PRINCIPAL
     BALANCE:                     $50,000,000
     CUT-OFF PRINCIPAL BALANCE:   $49,882,513
     % OF POOL BY IPB:            3.6%
     LOAN SELLER:                 JPMorgan Chase Bank
     BORROWER:                    Colony Cove SPE LLC
     SPONSOR:                     Hometown America, L.L.C.
     ORIGINATION DATE:            10/16/2003
     INTEREST RATE:               5.3000%
     INTEREST ONLY PERIOD:        NAP
     MATURITY DATE:               11/1/2010
     AMORTIZATION TYPE:           Balloon
     ORIGINAL AMORTIZATION:       240
     REMAINING AMORTIZATION:      239
     CALL PROTECTION:             L(24),Def(56),O(3)
     CROSS-COLLATERALIZATION:     No
     LOCK BOX:                    Soft
     ADDITIONAL DEBT:             NAP
     ADDITIONAL DEBT TYPE:        NAP
     LOAN PURPOSE:                Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                  Taxes:              $927,222        $71,325
                  CapEx:                    $0         $8,097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
     SINGLE ASSET/PORTFOLIO:      Single Asset
     TITLE:                       Fee/Leasehold
     PROPERTY TYPE:               Manufactured Housing Community
     PADS:                        2,210
     LOCATION:                    Ellenton, FL
     YEAR BUILT/RENOVATED:        1957
     OCCUPANCY:                   98.7%
     OCCUPANCY DATE:              7/21/2003
     AVERAGE MONTHLY PAD RENT:    $378
     HISTORICAL NOI:
       2001:                      $5,989,254
       2002:                      $6,285,660
       TTM AS OF 6/30/2003:       $7,715,126
     UW NOI:                      $6,554,897
     UW NET CASH FLOW:            $6,444,397
     APPRAISED VALUE:             $80,700,000
     APPRAISAL DATE:              8/1/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
     CUT-OFF DATE LOAN/SF:             $22,571
     CUT-OFF DATE LTV:                   61.8%
     MATURITY LTV:                       47.6%
     UW DSCR:                            1.59x
--------------------------------------------------------------------------------


                                    39 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   COLONY COVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Colony Cove loan is secured by a fee & leasehold interest in a 2,210 pad manufactured housing community located in Ellenton, Florida. Approximately 202.8 acres of the Colony Cove property are subject to a ground lease and are not part of collateral; however, the 1,153 pads situated on the ground leased portion of the Colony Cove property are part of the collateral. The remaining 1,057 pads owned in fee serve as collateral for the Colony Cove loan.

THE BORROWER. Colony Cove SPE LLC is the borrowing entity. The sponsor of the loan is Hometown America L.L.C. ("Hometown"). On October 16, 2003, Hometown, one of the nation's largest privately-held owners and operators of manufactured home communities acquired Chateau Communities, Inc., the largest owner and operator of manufactured home communities in the U.S, for total consideration of approximately $2.2 Billion in cash and assumed debt. The combined company has a portfolio of 261 communities with over 88,000 sites, located in 34 states. The Colony Cove property was acquired by the borrower as part of the acquisition. Hometown is 99% owned and funded by the Washington State Investment Board ("WSIB"). WSIB manages about $52 billion in assets for 33 separate state retirement and public funds including approximately $3.6 billion in real estate.

THE PROPERTY. The Colony Cove property is a 2,210-pad manufactured housing community located in Ellenton, FL. The site contains approximately 538.3 acres comprised of three leasehold parcels and six fee simple parcels, and was developed in 1957, 1976, 1982 and 1986. The leases covering the three parcels on ground leases, all of which will expire on May 31, 2022. The site offers four unit/pad types with rental rates ranging from $336 to $403 per pad with a weighted average rental rate of $378.

The property amenities include 5 swimming pools, 4 clubhouses with auditorium and billiards, 3 laundry rooms, 2 tennis courts, 72 canopied and lighted shuffleboard courts, woodworking shop, marina, boat ramp, picnic pavilion and fishing pier. The clubhouse facilities include a full-size kitchen and tables and chairs. Utilities are individually metered.

THE MARKET(1). The subject property is located in Ellenton, Florida, Manatee County which is located in the Sarasota MSA. The subject property is located approximately six miles north of the Brandenton Central Business District (CBD). Manatee County is located along the western coast of the state, just south of the Tampa-St. Petersburg metropolitan area. The subject is located along the north side of US Highway 301 and between 72nd Avenue and Erie Road. Access to the subject is provided on US 301, 72nd Avenue and Erie Road.

The Sarasota MSA's population, as of year-end 2002 was 618,608. The MSA has experienced a 2.4% average annual growth since 2000. The area has a current unemployment rate of 3.6%, compared to Florida's unemployment rate of 5.1%. The 2002 average household income within five miles of the subject was $55,319.

Sarasota MSA's dominant employment sectors are Services (45.0%); Retail Trade (21.0%); and Manufacturing (10.0%), and Government. The area's top employers include Sarasota Memorial Hospital, Publix Grocery, Tropicana, Bon Secours Hospital, PGT Industries, Blake Medical Center, Manatee Memorial Hospital, Charter One, Wal-Mart, and Wellcraft Boats.

PROPERTY MANAGEMENT. The property manager of the Colony Cove property is Hometown America Management, L.P. The property manager is affiliated with the borrower
--------------------------------------------------------------------------------

(1) Certain information from the Colony Cove loan appraisal August 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    40 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   COLONY COVE
--------------------------------------------------------------------------------









                      [MAP OF COLONY COVE PROPERTY OMITTED]







                                    41 of 67

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------



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                                    42 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:  $47,000,000
CUT-OFF PRINCIPAL BALANCE:   $46,914,387
% OF POOL BY IPB:            3.4%
LOAN SELLER:                 JPMorgan Chase Bank
BORROWER:                    Potomac Run, LLC
SPONSOR:                     A joint venture between GE Capital
                             Real Estate and Kimco Realty
                             Corporation
ORIGINATION DATE:            9/25/2003
INTEREST RATE:               6.0170%
INTEREST ONLY PERIOD:        NAP
MATURITY DATE:               10/1/2013
AMORTIZATION TYPE:           Balloon
ORIGINAL AMORTIZATION:       360
REMAINING AMORTIZATION:      358
CALL PROTECTION:             L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:     No
LOCK BOX:                    NAP
ADDITIONAL DEBT:             NAP
ADDITIONAL DEBT TYPE:        NAP
LOAN PURPOSE:                Acquisition
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
Escrows/Reserves:                      Initial        Monthly
                                    -------------- ---------------
                  Taxes:              $300,130        $50,022
                  CapEx:                    $0         $1,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:      Single Asset
 TITLE:                       Fee
 PROPERTY TYPE:               Retail - Anchored
 SQUARE FOOTAGE:              361,365
 LOCATION:                    Sterling, VA
 YEAR BUILT/RENOVATED:        1996
 OCCUPANCY:                   98.9%
 OCCUPANCY DATE:              9/16/2003
 NUMBER OF TENANTS:           27
 HISTORICAL NOI:
   2001:                      $4,573,213
   2002:                      $4,608,357
 UW NOI:                      $4,626,462
 UW NET CASH FLOW:            $4,481,916
 APPRAISED VALUE:             $59,000,000
 APPRAISAL DATE:              9/3/2003
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:            $130
CUT-OFF DATE LTV:                79.5%
MATURITY LTV:                    67.6%
UW DSCR:                         1.32x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                MOODY'S/    SQUARE   % OF    SALES   BASE RENT       LEASE
    TENANT NAME                    PARENT COMPANY                S&P(1)      FEET     GLA    PSF(2)     PSF       EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
TOYS R US                Toys "R" Us, Inc. (NYSE: TOY)          Baa3/BBB-   45,210   12.5%    NAV      $5.11       2012
MICHAELS                 Michaels Store, Inc. (NYSE: MIK)        Ba1/BB+    35,333    9.8%   $132     $11.00       2011
CIRCUIT CITY STORES      Circuit City Stores, Inc. (NYSE: CC)    NAP/NAP    33,000    9.1%    NAV     $14.17       2017
OFFICE DEPOT             Office Depot, Inc. (NYSE: ODP)         Baa3/BBB-   27,400    7.6%    NAV     $11.00       2011
PETSSMART                PetsMART, Inc. (NSDQ: PETM)             Ba3/B+     26,040    7.2%    NAV     $11.50       2011
KITCHEN & ETC            Kitchen & ETC                           NAP/NAP    25,654    7.1%   $176     $14.03       2009
ROSS DRESS FOR LESS      Ross Stores Inc (NSDQ: ROST)            NAP/BBB    24,255    6.7%    NAV     $12.50       2007
KIDS R US                Toys "R" Us, Inc. (NYSE: TOY)          Baa3/BBB-   16,500    4.6%    NAV     $11.00       2012
------------------------------------------------------------------------------------------------------------------------------------


(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease

(2)  Sales per square foot for the 12 month period ending August 31, 2003.


                                    43 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Potomac Run loan is secured by a first mortgage interest in a 361,365 square foot anchored retail center.

THE BORROWER. The borrower is Potomac Run, LLC. The sponsor of the borrower is a joint venture between GE Capital Real Estate and Kimco Realty Corporation known as the Kimco Retail Opportunity Portfolio. GE Capital Real Estate, headquartered in Stamford, CT, is one of the industry's leading global resources for commercial real estate capital, with a portfolio of over $21 billion, through its structured finance, equity and capital markets products. Kimco Realty Corporation, a publicly-traded real estate investment trust (REIT), is the nation's largest owner and operator of neighborhood and community shopping centers. Kimco has interests in over 510 properties in 41 states, with approximately 68 million square feet of leasable space.

THE PROPERTY. Potomac Run is a 361,365 square foot anchored retail center located in Sterling, VA. The center was built in 1996. The center is situated on
38.1 acres and contains 15 single story buildings with 27 tenants. The property is 98.9% leased to over 20 tenants including Michael's (approximately 35,000 square feet), Circuit City (approximately 33,000 square feet), Office Depot (approximately 27,000 square feet) and PetSmart (approximately 26,000 square feet). Additionally, the center has a variety of in-line tenants and pad site tenants, as well as a 125,204 square foot Target that owns its own store and does not serve as collateral for the Potomac Run loan. The site is located at the southeast corner of Cascades Parkway and Route 7 (Harry Byrd Highway) and is approximately three miles north of Dulles International Airport (IAD) and fifteen miles west of Washington D.C.

THE MARKET(1). The Potomac Run property is located in Sterling, Virginia, Loudon County in the Washington, D.C. MSA. The subject property is at the southeastern corner of Cascades Parkway and Harry F. Byrd Highway (Route 7). Route 7 one of the primary transportation arteries for this area. The property can be accessed on Bartholomew Fair Drive, which connects with both Route 7 and Cascades Parkway. Average household income within a 1-, 3- and 5-mile radius is $100,191, $101,013 and $113,943 respectively.

REIS divides the Northern Virginia retail market into five submarkets. The subject property is located in the Loudon County submarket. Overall neighborhood and community center retail vacancy in Northern Virginia market is currently 3.4% while Loudon County stands at 2.5%, both of which are below national levels. Loudon County's effective rental rate is $18.79 per square foot, which is below regional averages but above national levels.

PROPERTY MANAGEMENT. The property manager of the Potomac Run property is KRC Property Management I, Inc. The property manager is affiliated with the borrower.


------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

                NUMBER     SQUARE      % OF                % OF BASE   CUMULATIVE     CUMULATIVE    CUMULATIVE     CUMULATIVE %
               OF LEASES    FEET       GLA      BASE RENT     RENT     SQUARE FEET     % OF GLA      BASE RENT     OF BASE RENT
   YEAR        EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING       EXPIRING      EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT          NAP        4,100      1.1%          NAP       NAP          4,100         1.1%             NAP            NAP
2003 & MTM        0            0      0.0            $0      0.0%          4,100         1.1%              $0           0.0%
2004              0            0      0.0             0      0.0           4,100         1.1%              $0           0.0%
2005              0            0      0.0             0      0.0           4,100         1.1%              $0           0.0%
2006              6       60,176     16.7       771,322     16.5          64,276        17.8%        $771,322          16.5%
2007              3       32,903      9.1       484,285     10.3          97,179        26.9%      $1,255,607          26.8%
2008              3       11,769      3.3       274,207      5.9         108,948        30.1%      $1,529,814          32.7%
2009              2       26,479      7.3       385,105      8.2         135,427        37.5%      $1,914,919          40.9%
2010              0            0      0.0             0      0.0         135,427        37.5%      $1,914,919          40.9%
2011              3       88,773     24.6       989,523     21.1         224,200        62.0%      $2,904,442          62.0%
2012              3       71,710     19.8       648,523     13.8         295,910        81.9%      $3,552,965          75.9%
2013              0            0      0.0             0      0.0         295,910        81.9%      $3,552,965          75.9%
AFTER             7       65,455     18.1     1,130,717     24.1         361,365       100.0%      $4,683,682         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            27      361,365    100.0%   $4,683,682    100.0%
------------------------------------------------------------------------------------------------------------------------------------



(1) Certain information from the Potomac Run appraisal dated September 3, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    44 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------

NOTE: THIS EXHIBIT IS FOR ILLUSTRATIVE PURPOSES ONLY. THE ACTUAL BUILDING AREA IS NOT NECESSARILY DRAWN TO SCALE.







                  [FLOOR PLAN OF POTOMAC RUN PROPERTY OMITTED]




                                    45 of 67

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------








                    [PICTURE OF POTOMAC RUN PROPERTY OMITTED]




                                    46 of 67

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




STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                                   POTOMAC RUN
--------------------------------------------------------------------------------








                      [MAP OF POTOMAC RUN PROPERTY OMITTED]




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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                      BROWN NOLTEMEYER APARTMENT PORTFOLIO
--------------------------------------------------------------------------------


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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                      BROWN NOLTEMEYER APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $41,600,000
CUT-OFF PRINCIPAL BALANCE:        $41,472,319
% OF POOL BY IPB:                 3.0%
SHADOW RATING (M/S):              Aa2/AAA
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Brown Noltemeyer Company
SPONSOR:                          Brown Noltemeyer Company; Norman
                                  Noltemeyer and Charles A Brown, Jr.
ORIGINATION DATE:                 10/31/2003
INTEREST RATE:                    5.1700%
INTEREST ONLY PERIOD:             NAP
MATURITY DATE:                    11/1/2020
AMORTIZATION TYPE:                Fully Amortizing
ORIGINAL AMORTIZATION:            204
REMAINING AMORTIZATION:           203
CALL PROTECTION:                  L(24),Def(166),O(13)
CROSS-COLLATERALIZATION:          Yes
LOCK BOX:                         NAP
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                     -------------- ---------------
                      Taxes:           $445,585        $37,797
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Portfolio
TITLE:                       Fee/Leasehold
PROPERTY TYPE:               Multifamily - Garden
UNITS:                       2,087
LOCATION:                    Louisville, KY
YEAR BUILT/RENOVATED:        Various (see chart titled
                             "Portfolio Properties")
OCCUPANCY:                   95.9%
OCCUPANCY DATE:              Various (see chart titled
                             "Portfolio Properties")
HISTORICAL NOI:
  2001:                      $7,371,737
  2002:                      $7,133,919
  TTM AS OF 8/31/2003:       $7,354,779
UW NOI:                      $7,032,041
UW NET CASH FLOW:            $6,338,805
APPRAISED VALUE:             $78,125,000
APPRAISAL DATE:              9/4/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:         $19,872
CUT-OFF DATE LTV:             53.1%
MATURITY DATE LTV:            0.7%
UW DSCR:                      1.72x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO PROPERTIES

                                                          # OF                                       OCCUPANCY
      PROPERTY NAME                   CITY       STATE    UNITS      YEAR BUILT       OCCUPANCY         DATE        APPRAISED VALUE
------------------------------------------------------------------------------------------------------------------------------------
PARTRIDGE MEADOWS APARTMENTS       Louisville     KY       502        1981               89.8%        8/1/2003       $20,725,000
BOULDER CREEK APARTMENTS           Louisville     KY       402        1987               97.0%       8/22/2003       $16,650,000
DEVONSHIRE APARTMENTS              Louisville     KY       416        1980               96.6%       8/31/2003       $13,900,000
UNIVERSITY PARK APARTMENTS         Louisville     KY       224        1986               99.1%       8/28/2003        $9,050,000
CEDAR SPRING APARTMENTS            Louisville     KY       150        1990               97.3%       8/29/2003        $6,025,000
TYMBERWOOD TRACE APARTMENTS        Louisville     KY       160        1987              100.0%       8/29/2003        $4,825,000
CHATSWORTH PARK APARTMENTS         Louisville     KY       153        1966              100.0%       8/20/2003        $3,850,000
EAGLES EYRIE APARTMENTS            Louisville     KY        80        1973               96.3%       8/20/2003        $3,100,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   2,087                           95.9%                       $78,125,000
------------------------------------------------------------------------------------------------------------------------------------


(1) BASED ON INFORMATION FROM THE BROWN NOLTEMEYER APARTMENTS PORTFOLIO LOAN APPRAISALS DATED SEPTEMBER 4, 2003. THE APPRAISALS RELY UPON MANY ASSUMPTIONS, AND NO REPRESENTATION IS MADE AS TO THE ACCURACY OF THE ASSUMPTIONS UNDERLYING THE APPRAISALS.


                                    49 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                      BROWN NOLTEMEYER APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Brown Noltemeyer Apartment Portfolio loan is secured by a first mortgage interest in eight garden-style apartment complexes that have a combined 2,087 units.

THE BORROWER. The Borrowing Entity is Brown Noltemeyer Company, which consists of Charles A. Brown and Norman V. Noltemeyer as equal owners. The Company was formed in 1963 and currently owns 4,000 multifamily units, warehouse complexes, office buildings, shopping centers and five restaurants. All of the properties are located within the Louisville metropolitan statistical area. Brown, Noltemeyer Company manages all of their properties and currently has over 200 employees.

THE PROPERTIES. The Brown Noltemeyer Apartment Portfolio ("Brown Noltemeyer Portfolio") is comprised of eight class B multi-family garden style apartment complexes located in Louisville, KY. The Brown Noltemeyer Portfolio has a total of 2,087 apartment units with a weighted average occupancy of 95.9%. Apartment unit amenities include dishwashers, washer/dryer connections, and private balconies. Property amenities include swimming pools, tennis courts and clubhouses. See the chart labeled "Portfolio Properties" for additional information.

THE MARKET(1). All of the Brown Noltemeyer Portfolio is located in Louisville, Kentucky. According to REIS, the Louisville, Kentucky MSA has recently seen slight improvements in vacancy rates, which is in tandem with the region and the country. Since 1999, current vacancy rates in Louisville have increased 2.7% to 8.1%. The 8.1% vacancy rate is an improvement over the 9.6% vacancy reported as of first quarter 2003.

PROPERTY MANAGEMENT. The property manager of the The Brown Noltemeyer Apartment Portfolio is Brown Noltemeyer Company.

------------------------------------------------------------------------------------------------------------------------------------
                                                       MULTIFAMILY INFORMATION

                                                                   APPROXIMATE
                                                   AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE MONTHLY     AVERAGE MONTHLY
           UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS         ASKING RENT        MARKET RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
STUDIO                                    176             625         110,000           8.4%            $404                 $404
1 BEDROOM                                 947             754         714,038          45.3%            $452                 $463
2 BEDROOM                                 822           1,034         849,948          39.4%            $564                 $579
3 BEDROOM                                 142           1,376         195,392           6.8%            $688                 $692
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   2,087             896       1,869,378         100.0%            $508                 $519
------------------------------------------------------------------------------------------------------------------------------------


(1) Based on information from the Brown Noltemeyer Apartments Portfolio appraisals dated September 4, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    50 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                      BROWN NOLTEMEYER APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








         [MAP OF BROWN NOLTEMEYER APARTMENT PORTFOLIO PROPERTY OMITTED]















                                    51 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------




[PICTURE OF VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO PROPERTY OMITTED]




    [PICTURE OF VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO PROPERTY OMITTED]


[PICTURE OF VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO PROPERTY OMITTED]




                                    52 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:     $25,550,000
CUT-OFF PRINCIPAL BALANCE:      $25,385,217
% OF POOL BY IPB:               1.8%
LOAN SELLER:                    CIBC Inc.
BORROWER:                       Adodhya Limited Partnership
                                and Kolatam Limited Partnership
SPONSOR:                        Chowdary Yalamanchili
ORIGINATION DATE:               6/10/2003
INTEREST RATE:                  4.3500%
INTEREST ONLY PERIOD:           NAP
ANTICIPATED REPAYMENT DATE:     7/1/2008
AMORTIZATION TYPE:              ARD
ORIGINAL AMORTIZATION:          360
REMAINING AMORTIZATION:         355
CALL PROTECTION:                L(24),Def(27),O(4)
CROSS-COLLATERALIZATION:        No
LOCK BOX:                       Springing
ADDITIONAL DEBT:                NAP
ADDITIONAL DEBT TYPE:           NAP
LOAN PURPOSE:                   Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                    Taxes:            $509,864        $63,733
                    Insurance:         $51,914        $14,255
                    CapEx:             $14,155        $14,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio
TITLE:                             Fee
PROPERTY TYPE:                     Multifamily - Garden
UNITS:                             652
LOCATION:                          Dallas, TX
YEAR BUILT/RENOVATED:              1986
OCCUPANCY:                         90.0%
OCCUPANCY DATE:                    Various (see chart titled
                                   "Portfolio Properties")
HISTORICAL NOI:
  2001:                            $2,587,597
  2002:                            $2,423,683
  TTM AS OF 4/30/2003:             $2,303,701
UW NOI:                            $2,462,388
UW NET CASH FLOW:                  $2,299,388
APPRAISED VALUE:                   $32,900,000
APPRAISAL DATE:                    4/14/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:            $38,934
CUT-OFF DATE LTV:                77.2%
MATURITY DATE LTV:               70.9%
UW DSCR:                         1.51x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO PROPERTIES

                                                        # OF                                 OCCUPANY
      PROPERTY NAME                CITY       STATE     UNITS     YEAR BUILT    OCCUPANCY       DATE     APPRAISED VALUE
------------------------------------------------------------------------------------------------------------------------------------
VERSAILLES APARTMENTS             Dallas       TX       388         1986            89.7%    5/15/2003     $20,400,000
DANA POINT APARTMENTS             Dallas       TX       264         1986            90.5%    5/14/2003     $12,500,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                  652                         90.0%                  $32,900,000
------------------------------------------------------------------------------------------------------------------------------------


                                    53 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE LOAN. Versailles and Dana Point Apartments loan is secured by a fee interest in two garden style multifamily properties with a combined 652 units.

THE BORROWER. The borrower, who acquired the subject properties and maintains approximately 25% cash equity in the transaction is comprised of two bankruptcy remote special purpose entities, Adodhya Limited Partnership and Kolatam Limited Partnership, both of which are controlled by Chowdary Yalamanchili, the founder and President of CNC Investments, which is now associated with the acquisition and property management of as many as 93 apartment communities, representing more than 22,000 units. The majority of properties managed are located in Houston (43%), with another 32% of the portfolio located in various other cities in Texas. The Houston Business Journal has ranked CNC Investments as the 7th largest residential property manager in Houston for 2002.

THE PROPERTIES. Versailles Apartments is a 388-unit garden apartment complex located in the North Dallas section of Dallas, Texas. The property was built in 1986 with improvements positioned on a 15.4-acre tract of land. Amenities at Versailles Apartments include a swimming pool/spa, a fitness center, a clubhouse/community room, and one carport for every unit. Unit amenities include full size washers/dryers in every unit, patios/balconies, and walk-in closets. Select units offer fireplaces, dry bars, and sunrooms. The property offers ten floorplans with a combination of one bedroom/one bath units and two bedroom/two bath units. The floorplans range in size from 575 square feet to 1,050 square feet, with an average unit size of 776 square feet. These unit sizes are among the largest in the market. Asking rents vary according to floor plan and whether a fireplace is present, with the average contract rent $761/unit.

Dana Point Apartments is a 264-unit garden apartment complex located in the North Dallas section of Dallas, Texas. The property was built in 1986 with improvements positioned on a 9.4-acre tract of land. Amenities at Dana Point Apartments include a swimming pool/spa, a fitness center, a clubhouse/community room, and one carport for every unit. Unit amenities include washers/dryers in every unit, patios/balconies, and walk-in closets. Select units offer fireplaces, dry bars, and sunrooms. The property offers nine floorplans with a combination of one bedroom/one bath units, two bedroom/one bath units, and two bedroom/two bath units. The floorplans range in size from 575 square feet to 1,050 square feet, with an average unit size of 779 square feet. These unit sizes are among the largest in the market. Asking rents vary according to floor plan and whether a fireplace is present, with the average contract rent $746/unit.

The principal of the borrower has a recourse obligation to perform $1.2 million in capital improvements to the subject properties.

THE MARKET(1). The subject properties are located in the Dallas PMSA, which is home to approximately 3.8 million residents and makes up the majority of the larger Dallas/Fort Worth CMSA, the 9th largest metropolitan area in the United States. From 1997 to 2002, the population of the PMSA increased at a compounded annual rate of 2.71% compared to the Texas growth rate of 1.83% and the national growth rate of 1.20%. Over the next five years, the Dallas PMSA population is projected to increase at a compounded annual rate of 1.93%, while the State of the Texas is projected to grow at a rate of 1.65% and the nation is projected to grow at a rate of 1.02%. The subject properties are in an area of suburban north Dallas that is experiencing significant population growth. From 2000 to 2003, the population within a one, three, and five-mile radius of the subject has grown at an average annual rate of 5.35%, 4.80% and 3.61%, respectively, to 21,542, 132,675, and 323,209, respectively. In the next five years the populations in these zones are expected to grow at an average annual rate of 4.46%, 4.07% and 3.19%, respectively.

The estimated 2003 median household income in the Dallas MSA is $55,076. The subject's immediate area is more affluent, exhibiting a median household income of $60,528, $66,574, and $69,346 within a one, three, and five-mile radius of the property, respectively.

The subjects' neighborhoods are influenced by their proximity to the large amount of employment located within the numerous office buildings along the Dallas North Tollway between the subject's neighborhood and I-635. There has been significant recent retail development in the area including the Legacy Business Park and the Shops at Willow Bend regional mall. The Shops at Willow Bend, opened in August of 2001, contains over 1.3 million square feet of retail space and is anchored by Neiman Marcus, Lord & Taylor, Foley's and Dillard's.
--------------------------------------------------------------------------------

(1) Certain information from the Versailles and Dana Point Apartments Portfolio appraisals dated April 14, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    54 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Land uses in the both subjects' neighborhoods include a mix of residential (single- and multi- family), commercial, and retail developments, although residential land uses dominate the area. To the immediate north, south, and west of the subject are Class A and B apartment complexes.

According to REIS, Inc., the Dallas apartment market encompasses 1,734 apartment complexes and 362,853 units. As of March 2003, the overall vacancy was 9.4%. The market appears to be stabilizing, however, as the number of units given back is on the decline and is approximating the number of completions entering the market. Completions of new units declined to 1.0% of inventory in 2002, well below historical levels. Average rents in the market declined 1.5% to $677 per unit through March 2003 compared to a 2.7% decline to $687 per unit in 2002.

Versailles Apartments is located in the Far North Dallas sub market, according to REIS, Inc. The Far North sub market has 35,281 units within 141 properties and exhibited a March 2003 vacancy rate of 8.5%. There has been no new construction in the sub market since 1999 and net absorption in 2003 has been zero units. Effective rents (including concessions) were approximately $714 per unit through March 2003.

Dana Point is located in the Carrollton/Addison/Coppell sub market, according to REIS, Inc. The sub market has 30,933 units within 124 properties and exhibited a March 2003 vacancy rate of 8.8%. There have been 240 units added to the market since 2000. Effective rents (including concessions) were approximately $699 per unit through March 2003.

PROPERTY MANAGEMENT. The property manager of the Versailles and Dana Point Apartments Portfolio properties is CNC Investments, a management company that is 100% controlled by Chowdary Yalamanchili. The property manager is affiliated with the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                            MULTIFAMILY INFORMATION (VERSAILLES APARTMENTS)

                                                              APPROXIMATE
                                              AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE MONTHLY     AVERAGE MONTHLY
      UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS         ASKING RENT        MARKET RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
1 BEDROOM/1 BATH                   72             575            41,400        18.6%             $640             $640
1 BEDROOM/1 BATH                   48             640            30,720        12.4%             $680             $680
1 BEDROOM/1 BATH                   48             733            35,184        12.4%             $715             $715
1 BEDROOM/1 BATH                   48             735            35,280        12.4%             $725             $725
1 BEDROOM/1 BATH                   48             813            39,024        12.4%             $770             $770
1 BEDROOM/1 BATH                   24             850            20,400         6.2%             $825             $825
1 BEDROOM/1 BATH                   24             965            23,160         6.2%             $895             $895
1 BEDROOM/1 BATH                   4              800            3,200          1.0%             $825             $825
2 BEDROOM/2 BATH                   36             965            34,740         9.3%             $895             $895
2 BEDROOM/2 BATH                   36            1,050           37,800         9.3%             $930             $930
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE            388             776           300,908       100.0%             $761             $761
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            MULTIFAMILY INFORMATION (DANA POINT APARTMENTS)

                                                              APPROXIMATE
                                              AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE MONTHLY     AVERAGE MONTHLY
      UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS         ASKING RENT        MARKET RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
1 BEDROOM/1 BATH                  48             575            27,600            18.2%             $635             $635
1 BEDROOM/1 BATH                  32             640            20,480            12.1%             $665             $660
1 BEDROOM/1 BATH                  32             733            23,456            12.1%             $695             $695
1 BEDROOM/1 BATH                  32             735            23,520            12.1%             $725             $720
1 BEDROOM/1 BATH                  32             813            26,016            12.1%             $760             $760
1 BEDROOM/1 BATH/DEN              20             850            17,000             7.6%             $805             $805
1 BEDROOM/1 BATH/DEN              20             965            19,300             7.6%             $855             $855
2 BEDROOM/2 BATH                  24             965            23,160             9.1%             $865             $875
2 BEDROOM/2 BATH                  24            1,050           25,200             9.1%             $895             $920
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/ WEIGHTED AVERAGE          264             779           205,732           100.0%             $746             $748
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain information from the Versailles and Dana Point Apartments Portfolio Loan appraisal dated April 14, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    55 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








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                                    56 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                 VERSAILLES AND DANA POINT APARTMENTS PORTFOLIO
--------------------------------------------------------------------------------







                      [THIS PAGE INTENTIONALLY LEFT BLANK]












                                    57 of 67

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                     THE VILLAGIO AND PALM COURT APARTMENTS
--------------------------------------------------------------------------------




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                                    58 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                     THE VILLAGIO AND PALM COURT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $24,700,000
CUT-OFF PRINCIPAL BALANCE:        $24,700,000
% OF POOL BY IPB:                 1.8%
LOAN SELLER:                      JP Morgan Chase Bank
BORROWER:                         IMT PCV Portfolio, LP
SPONSOR:                          Investors Management Trust Real
                                  Estate Group, Inc.
ORIGINATION DATE:                 9/30/2003
INTEREST RATE:                    5.8800%
INTEREST ONLY PERIOD:             24 Months
MATURITY DATE:                    10/1/2013
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           360
CALL PROTECTION:                  L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:          No
LOCK BOX:                         NAP
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                     -------------- ---------------
                     Taxes:            $464,857        $46,486
                     CapEx:                  $0         10,433
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Portfolio
TITLE:                       Fee
PROPERTY TYPE:               Multifamily - Garden
UNITS:                       626
LOCATION:                    Houston, TX
YEAR BUILT/RENOVATED:        Various (see chart titled
                             "Portfolio Properties")
OCCUPANCY:                   95.2%
OCCUPANCY DATE:              7/31/2003
HISTORICAL NOI:
  2001:                      NAV
  2002:                      $2,156,759
  TTM AS OF 6/30/2003:       $2,278,509
UW NOI:                      $2,382,817
UW NET CASH FLOW:            $2,257,617
APPRAISED VALUE:             $30,900,000
APPRAISAL DATE:              Various (see chart titled
                             "Portfolio Properties")
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:            $39,457
CUT-OFF DATE LTV:                79.9%
MATURITY DATE LTV:               70.6%
UW DSCR:                         1.29x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO PROPERTIES

                                                    # OF       YEAR BUILT/                                              APPRAISAL
       PROPERTY NAME              CITY     STATE     UNITS   YEAR RENOVATED       OCC.   OCC. DATE   APPRAISED VALUE       DATE
------------------------------------------------------------------------------------------------------------------------------------
VILLAGIO APARTMENTS              Houston     TX       330       1964/2001        97.6%    7/31/2003   $16,600,000       7/23/2003
PALM COURT APARTMENTS            Houston     TX       296       1973/2001        92.6%    7/31/2003   $14,300,000       7/25/2003
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                626                        95.2%                $30,900,000
------------------------------------------------------------------------------------------------------------------------------------


                                    59 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                     THE VILLAGIO AND PALM COURT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Villagio and Palm Court Apartments are secured by a first mortgage interest in two garden-style apartment complexes that have a combined 626 units.

THE BORROWER. The Borrowing entity is IMT PCV Portfolio, LP. The borrower sponsor is Investors Management Trust Real Estate Group, Inc. ("IMT"). IMT is a privately held company originally established in 1992 to focus on multifamily property management. In 1996, IMT began acquiring multifamily properties in major metropolitan markets while establishing a regional presence. Currently, the company owns and manages over 13,778 units in Texas California, Arizona, and Florida.

THE PROPERTIES. The Villagio and Palm Court Apartments are comprised of two multi-family properties located in Houston, TX. The Villagio and Palm Court Apartments have a total of 626 apartment units with a weighted average occupancy of 95.2%. Apartment unit amenities include private balconies, ceiling fans, extra storage space, walk-in closets and washer/dryer connections. Property amenities include swimming pools, tennis courts and clubhouses. See the chart labeled "Portfolio Properties" for additional information.

THE MARKET(1). The Villagio and Palm Court Apartments are located in Houston, Texas, Harris County, which is in the Houston MSA.

The Villagio Apartments are located on the south corner of Westheimer and Locke Lee Lane, Houston, Harris County, Texas. The neighborhood is situated approximately eight miles west of the Houston Central Business District (CBD) and approximately three miles west of the Galleria area. The neighborhood boundaries are IH-10 Katy Freeway to the north, Richmond Avenue to the south, Loop 610 to the east and the Sam Houston Tollway to the west. The Villlagio Apartments are a 20-minute drive from the Houston CBD, 35-minutes from George Bush Intercontinental Airport and 30-minutes from Hobby Airport.

The Villagio Apartments are located in the Woodlake/Westheimer submarket as defined by Apartment Data Services. The submarket contains 11,055 total units and exhibits a vacancy rate of 10.4%. Information provided by REIS as of the end of the second quarter of 2003, identifies the subject property as part of the Briar Grove/Westchase submarket containing a total of 30,146 units. The units are divided into Class A (8,377 units) and Class B and C (21,769 units) properties. The overall submarket vacancy rate is 8.3% with Class B and C properties reporting a vacancy rate of 8.5%. Vacancy rate at competitive properties reflect a 8.7% rate vs. 2.7% at the subject as of 7/31/03.

The Palm Court Apartments are located on the corner of Country Place Drive and Fern Road. The neighborhood is situated approximately 18 miles west of the Houston CBD and approximately 12 miles west of the Galleria area. The neighborhood boundaries are IH 10 Katy Freeway to the north, Westheimer Boulevard to the south, Kirkwood Boulevard to the east and Eldridge Road to the west. The Sam Houston Parkway, as well as I-10, provide freeway access through the area. The Southwest Freeway traverses the area in a northeast-southwest direction, connecting the area with Sugar Land and Victoria to the southwest and the Houston CBD to the northeast. The drive to the Houston CBD is 30 minutes, 35-minutes to George Bush Intercontinental Airport, and 30-minutes to Hobby Airport.

The Palm Court Apartments are located in the West Memorial/Briar Forest submarket as defined by Apartment Data Services. The submarket contains 20,936 total units and has a vacancy rate of 9.8% as of the end of the second quarter of 2003. Information provided by REIS as of the end of second quarter 2003, identifies the Palm Court Apartments as part of the Briar Forest/Ashford submarket, which contains a total of 39,197 units. The units are divided into Class A (19,560 units) and Class B and C (19,637 units) properties. The overall submarket vacancy rate is 8.3% with Class B and C properties reporting vacancy rates of 7.5%.

PROPERTY MANAGEMENT. The property manager of the The Villagio and Palm Court Apartments is Investors Management Trust Real Estate Group, Inc. The property manager is affiliated with the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIFAMILY INFORMATION

                                                                  APPROXIMATE
                                                  AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE MONTHLY     AVERAGE MONTHLY
          UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS         ASKING RENT         MARKET RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
1 BEDROOM                            222               728           161,596          35.5%            $606                 $607
2 BEDROOM                            293             1,081           316,679          46.8%            $781                 $804
3 BEDROOM                            111             1,199           133,120          17.7%            $868                 $899
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                626                             611,395         100.0%            $734
-----------------------------------------------------------------------------------------------------------------------------------


(1) Certain information from The Villagio and Palm Court Apartments Loan appraisals dated July 23, 2003 and July 25, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    60 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                     THE VILLAGIO AND PALM COURT APARTMENTS
--------------------------------------------------------------------------------







        [MAP OF THE VILLAGIO AND PALM COURT APARTMENTS PROPERTY OMITTED]





                                    61 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------





             [PICTURE OF RAINIER OFFICE PORTFOLIO PROPERTY OMITTED]













             [PICTURE OF RAINIER OFFICE PORTFOLIO PROPERTY OMITTED]










                                    62 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $23,350,000
CUT-OFF PRINCIPAL BALANCE:        $23,350,000
% OF POOL BY IPB:                 1.7%
LOAN SELLER:                      CIBC Inc.
BORROWER:                         Rainer Metroplex Partners, LP
SPONSOR:                          R. Maurice Crowe, Jr.
ORIGINATION DATE:                 7/23/2003
INTEREST RATE:                    5.3000%
INTEREST ONLY PERIOD:             12 Months
MATURITY DATE:                    8/1/2010
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            300
REMAINING AMORTIZATION:           300
CALL PROTECTION:                  L(24),Def(52),O(4)
CROSS-COLLATERALIZATION:          No
LOCK BOX:                         NAP
ADDITIONAL DEBT:                  Yes
ADDITIONAL DEBT TYPE:             B Note Secured by Mortgage;
                                  Intercreditor Agreement in Place
                                  between A Note Holder and B Note
                                  Holder
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                    Taxes:           $582,750         $64,750
                    Insurance:        $40,748          $8,150
                    CapEx:             $9,965          $9,965
                    TI/LC:           $535,872         $35,872
                    Other(1):        $925,748              $0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Portfolio
TITLE:                       Fee
PROPERTY TYPE:               Office
SQUARE FOOTAGE:              479,917
LOCATION:                    Various, TX
YEAR BUILT/RENOVATED:        Various
OCCUPANCY:                   88.7%
OCCUPANCY DATE:              Various
NUMBER OF TENANTS:           140
HISTORICAL NOI:
  2001:                      $2,642,491
  2002:                      $2,807,184
  TTM AS OF 2/28/2003:       $2,696,369
UW NOI:                      $2,912,349
UW NET CASH FLOW:            $2,410,961
APPRAISED VALUE:             $35,800,000
APPRAISAL DATE:              4/1/2003, 4/3/2003 & 5/1/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $49
CUT-OFF DATE LTV:                   65.2%
MATURITY DATE LTV:                  56.7%
UW DSCR:                            1.43x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS

                                                                                                                BASE       LEASE
                                                                                  MOODY'S/    SQUARE   % OF     RENT     EXPIRATION
               TENANT NAME                         PARENT COMPANY                  S&P(2)      FEET   GLA(3)    PSF         YEAR
----------------------------------------------------------------------------------------------------------------------------------
JPMORGAN CHASE BANK                       JPMorgan Chase Bank & Co.                A1/A+      25,883   5.4%   $13.87(4)   2009(5)
STATE OF TEXAS DEPT OF HUMAN RESOURCES    State of Texas Dept of Human Resources  NAP/NAP     23,560   4.9%    $7.48      2004
ENDOCRINE ASSOCIATES OF DALLAS, P.A.      Endocrine Associates of Dallas, P.A.    NAP/NAP     14,867   3.1%   $11.77      2012
----------------------------------------------------------------------------------------------------------------------------------


(1) Chase Bank Reserve (One Time), Interest Reserve A-Note (One Time), Interest Reserve B-Note (One Time)

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3) Calculations are based on the total square footage of the Rainier Office Portfolio.

(4) Rental rate shown is the blended rate. JPMorgan Chase Bank leases 14,655 SF at $15.00/SF, 4,558 SF at $17.00/SF and 6,670 SF at $9.23/SF.

(5) JPMorgan Chase Bank is subject to three leases with 14,655SF expiring on 6/30/2009, 4,558 SF expiring on 4/30/2008 and 6,670 SF expiring on
     6/30/2004.

                                    63 of 67

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Rainier Office Portfolio loan is secured by a fee interest in four office properties with a combined 479,917 square feet. The properties are located in Hurst, Dallas and Bellaire, Texas.

THE BORROWER. The subject properties are under the ownership of Rainier Metroplex Investors, LP (the "borrower"), a single purpose entity under the control of its sole general partner Rainer Metroplex GP, LLC (1.0%) and its 99% limited partner Rainer Metroplex Investors, LP.

Rainer Metroplex GP, LLC is 100% owned by Kenneth Dunn, an experienced owner and operator of commercial real estate. Mr. Dunn currently serves as a partner for Ratner Rainer Realty Advisors.

Rainer Metroplex Investors, LP. is owned by R.M. Crowe Property Holdings, LP (40%), Robert P McNutt/Collin Street Bakery (40%), Rainier Capital Management, LP (19%), and Rainier Investment GP, LLC (1.0%).

R.M. Crowe Property Holdings, LP is owned and controlled by Maurice Crowe, the founder of RM Crowe Company (1987). Mr. Crowe is an experienced owner and operator of commercial real estate with interests in approximately 39 properties totaling more than 4.5 million square feet of space.

The borrower maintains approximately $6.35 million or 21% cash equity in the subject properties.

THE PROPERTIES. The first mortgage is secured by the fee simple estate in four office buildings called the Rainier Office Portfolio, which are not subject to release provisions.

CHASE BANK BUILDING -
-------------------
The subject property is a seven story mid-rise Class "B" office building comprised of 118,275 net rentable square feet situated on 5.5 acres of land located in Hurst, Texas. The subject was constructed in 1984. The subject has 441 parking spaces, including 12 handicap accessible car spaces.

The subject property is 86.3% occupied by 18 tenants with 36.5% of the space occupied by investment grade tenants including JP Morgan Chase Bank (21.9% of NRA), American Express (3.5% of NRA), and Payless Shoesource (11.1% of NRA). The remaining space is occupied by a diverse mix of tenants including several residential mortgage companies, several law firms, an insurance company, and several other local and regional businesses.

BANK OF TEXAS -
-------------
The subject property is a four story suburban Class "B" office building comprised of 84,699 net rentable square feet situated on 4.8 acres of land located in Hurst, Texas. The subject was originally constructed in 1984. The subject has 349 parking spaces with 8 handicap accessible spaces including 4 van accessible spaces.

The subject property is 92.1% leased by 24 tenants, with three tenants (Bank of Texas 12.5%, Mega Life & Health Co. 16.8%, and Pro-Cuts Franchise Corp. 15.3%) comprising 44.6% of the NRA. The corporate headquarters for Mega Life & Health Co. is located down the street from the subject. The remaining leased space is occupied by a number of local, regional, and national tenants including several mortgage companies, the Bayer Corporation, and several law firms.

MEADOW PARK -
-----------
The subject consists of two atrium-style multi-tenant office buildings (Meadow Park IV and Meadow Park V) located in Dallas, Texas. Combined, the properties contain 176,394 net rentable square feet situated on 7.0 acres of land. Meadow Park IV consists of a two story office building comprised of 69,720 net rentable square feet, and Meadow Park V consists of a five story office building consisting of 107,045 net rentable square feet. Both buildings were originally constructed in 1975 and have 583 parking spaces including 12 handicap accessible spaces.

The subject is 92.2% occupied by 53 tenants, with only one tenant occupying more than 10% of the NRA (State of Texas 13.4%). The State of Texas operates its Department of Human Services out of the subject, which is a State Agency providing support services for Long Term Care to Aged and Disabled, Medicaid for Children, and the Community Care Division. Other large tenants at the subject include Endocrine Associates of Dallas, P.A. (8.4% of NRA), and the Texas Attorney General's Office (5.2% of NRA).

WEST LOOP -
---------
The subject is a six-story, Class "B" office building containing 100,349 net rentable square feet with an attached 3-story parking garage (399 spaces) situated on a 1.35-acre tract of land located in Bellaire, Texas. The building and garage were originally constructed in 1973.

The subject property is currently 82.7% occupied by 45 tenants. The subject's tenant base is well diversified with only four tenants occupying more than 5.0% of the NRA (Chemstress 8.9%, South Texas Dental Associates 7.5%, ManTech Environmental 5.9%, and GBS Insurance 5.5%).

                                    64 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MARKET(1).

CHASE BANK BUILDING AND BANK OF TEXAS -
-------------------------------------
The Chase Bank Building is located at the northeast corner of State Highway 121 (Airport Freeway) and Campus Drive. The subject is provided frontage along the north side of the westbound service road of Airport Freeway (SH 121) and the east side of Campus Drive. The Bank of Texas is located in the central portion of Tarrant County, at the northwest corner of Precinct Line Road and Airport Freeway. The subject is provided with frontage along Grapevine Highway and Hurstview Drive.

The subject properties are located in Tarrant County, which as of 2000 had a population of 1,446,219, up 24% from the 1990 figure of 1,170,103. Over the next ten years. As of 2000, Tarrant County had a median household income of $30,994.

The subjects are specifically located within the city of Hurst, Texas. The city of Hurst is located in Tarrant County in the Mid-Cities of the Dallas/Fort Worth MSA. As of 2000, the city of Hurst had a population of 35,375 persons, a 5% increase from 1990 (33,574 persons). As of 2002, Hurst had a total of 14,913 households with a median household income of $42,277.

According to D/FW Real Smart reports as of the 4th Quarter 2002, the entire Dallas/Fort Worth market contained a total of 1,591 office buildings with a total of 223,724,686 square feet of space. As of the 4th Quarter 2002, the average occupancy level within the Dallas/Fort Worth Area was reported at 77%, with rental rates averaging $19.55/sf. There is an additional 2.29 million square feet of office space currently under construction.

According to D/FW Real Smart, the subject is specifically located within the Northeast Tarrant County Submarket. As of 4th Quarter 2002, the submarket contained 105 office buildings with a total of 9,166,750 square feet of office space. There are 81 multi-tenant buildings totaling 5,335,052 square feet and 24 single tenant buildings totaling 3,831,698 square feet. The market is further broken-down to 24 Class "A" office buildings totaling 2,994,591 square feet, 31 Class "B" office buildings totaling 2,035,478 square feet of space, and 40 Class "C" office buildings totaling 1,667,853 square feet of space. As of the 4th quarter 2002, the total gross submarket occupancy was 87%, with Class "A" buildings reporting an 86% occupancy, Class "B" office buildings at a 91% occupancy and Class "C" office buildings at an 83% occupancy. The average rental rate was $20.18/sf (full service), with Class "A" rental rate of $25.40/sf, Class "B" rental rate of $18.52/sf, and Class "C" rental rate of $14.07/sf. The subject's submarket displayed an overall positive absorption of 186,836 square feet for the 4th quarter 2002.

MEADOW PARK -
-----------
The subject is located, with frontage, on the northbound service road of N. Central Expressway (IH-75), which is a major traffic artery. The subject's visibility is considered good primarily due to the frontage the subject is provided along the northbound IH-75 service road and Blair Road.

The Dallas PMSA is home to over 3.8 million residents and makes up the majority of the larger Dallas/Fort Worth CMSA, the 9th largest metropolitan area in the United States. From 1997 to 2002, the population of the PMSA increased at a compounded annual rate of 2.71% compared to the Texas growth rate of 1.83% and the national growth rate of 1.20%. The estimated 2003 median household income in the Dallas MSA is $55,076. The subject's immediate area is more affluent, exhibiting a median household income of $71,521, $90,561, and $91,778 within a one, three, and five-mile radius of the property, respectively.

According to D/FW Real Smart reports as of the 4th Quarter 2002, the entire Dallas/Fort Worth market contained a total of 1,591 office buildings with a total of 223,724,686 square feet of space. As of the 4th Quarter 2002 the average occupancy level within the Dallas/Fort Worth Area was reported at 77%, with rental rates averaging $19.55/sf.

According to D/FW Real Smart, the subject is located within the North Central submarket. The North Central submarket contains 38 office buildings with a total of 5,579,119 square feet of office space. There are 33 multi-tenant buildings totaling 5,287,398 square feet and five single tenant buildings totaling 291,721 square feet. The market is comprised of 14 Class "A" office buildings totaling 3,920,767 square feet, 11 Class "B" office buildings totaling 954,138 square feet of space and nine Class "C" office buildings totaling 506,787 square feet. As of the 4th quarter 2002, the total occupancy for the submarket was 81%, with Class "A" buildings at an 83% occupancy, Class "B" office buildings at a 69% occupancy rate and class "C" office buildings at an 88% occupancy rate. The average rental rate was $19.67/sf (full service), with a Class "A" rental rate of $20.86/sf, a Class "B" rental rate of $17.33/sf, and a Class "C" rental rate of $13.66/sf. The subject's submarket displayed an overall positive absorption of 3,107 square feet square feet for the 4th quarter 2002, with Class "C" office buildings reporting the only positive figure of 5,523 square feet over the 4th quarter.

WEST LOOP -
---------
The subject has frontage along the West Loop South Frontage Road and Elm Street. Overall, access to the subject is considered good due to the egress/ingress provided to the subject from West Loop South and Elm Street.

Houston, the county seat of Harris County, is part of the Houston-Galveston-Brazoria Consolidated Metropolitan Area (CMSA). With 4.49 million people, the seven-county Houston CMSA ranks as the nation's 10th most populous metropolitan area according to the 2000 U.S. Census. The city of Houston, with a population of 1,953,631, is the fourth largest city in the United States, behind only New York, Los Angeles and Chicago, and is the largest in the Southern U.S.

(1) CERTAIN INFORMATION FROM THE RAINIER PORTFOLIO APPRAISALS DATED APRIL 1,2003, APRIL 3, 2003 AND MAY 1, 2003. THE APPRAISALS RELY UPON MANY ASSUMPTIONS, AND NO REPRESENTATION IS MADE AS TO THE ACCURACY OF THE ASSUMPTIONS UNDERLYING THE APPRAISALS.

                                    65 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
According to the REIS data, there are 1,098 office buildings in the Houston metro area with a total of over 148 MM square feet. As of the 4th quarter 2002, the overall average asking rental rate is reported to be $19.53/sf with an average vacancy rate of 14.2%.

According to the REIS report, the subject property is located within the Galleria/West Loop South office market, which encompasses approximately 2.3 million square feet of office space in 19 buildings. As of the 4th quarter 2002, the submarket had a vacancy of 19.6% and has shown no and/or negative absorption since year-end 2000. Average asking were $17.36/sf. From 2000 through 2002, no additional space reportedly entered this submarket. The CoStar Group indicates that, as of 1st Quarter 2003, average Class "A" rental rates in the subject's submarket were $20.96/sf and with an 86.5% occupancy level, Class "B" space averaging $17.93/sf with an 82.6% occupancy level.

PROPERTY MANAGEMENT. The property manager of the Rainer Office Portfolio is RM Crowe Management ("RM Crowe"). RM Crowe, headquartered in Dallas, currently oversees the management for over five million square feet of space, located in Texas (Dallas, Austin, Houston, San Antonio, and Fort Worth), and two office buildings in Denver, Colorado. RM Crowe has an team of approximately 110 people providing asset management, legal expertise, partnership administration, finance, office and retail marketing, project management, construction management, office, apartment and retail project operations, as well as project development. The property manager is affiliated with the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE(1)

                NUMBER OF   SQUARE                              % OF BASE   CUMULATIVE     CUMULATIVE   CUMULATIVE     CUMULATIVE %
                 LEASES      FEET     % OF GLA     BASE RENT      RENT      SQUARE FEET     % OF GLA    BASE RENT     OF BASE RENT
     YEAR       EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING       EXPIRING    EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP       54,061     11.3%           NAP        NAP         54,061         11.3%            NAP             NAP
2003 & MTM         22       53,760     11.2        $621,581      10.1%       107,821         22.5%       $621,581           10.1%
2004               43      121,464     25.3       1,785,893      29.1%       229,285         47.8%     $2,407,474           39.3%
2005               38       79,945     16.7       1,287,109      21.0%       309,230         64.5%     $3,694,583           60.3%
2006               19       40,378      8.4         613,915      10.0%       349,608         72.9%     $4,308,498           70.3%
2007               11       35,722      7.4         533,764       8.7%       385,330         80.3%     $4,842,262           79.0%
2008               11       46,361      9.7         700,556      11.4%       431,691         90.0%     $5,542,818           90.5%
2009                2       16,509      3.4         245,781       4.0%       448,200         93.4%     $5,788,599           94.5%
2010                1       11,899      2.5         163,611       2.7%       460,099         95.9%     $5,952,210           97.1%
2011                0            0      0.0               0       0.0%       460,099         95.9%     $5,952,210           97.1%
2012                1       14,867      3.1         175,000       2.9%       474,966         99.0%     $6,127,210          100.0%
2013                0            0      0.0               0       0.0%       474,966         99.0%     $6,127,210          100.0%
AFTER               0            0      0.0               0       0.0%       474,966         99.0%     $6,127,210          100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             148      474,966      99.0%     $6,127,210    100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) MANAGEMENT SPACE TOTALING 4,751 SQUARE FEET WAS NOT INCLUDED AS PART OF THE LEASE ROLLOVER SCHEDULE.

                                    66 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC7

--------------------------------------------------------------------------------
                            RAINIER OFFICE PORTFOLIO
--------------------------------------------------------------------------------











               [MAP OF RAINIER OFFICE PORTFOLIO PROPERTY OMITTED]







                                    67 of 67

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REPRESENTATIVE.